                                                                   Exhibit 10.15

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.




                     MANAGED DATA NETWORK SERVICES AGREEMENT

                        (Final: Dated September 17, 1996)



                                     BETWEEN

             SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC.

                                       AND

                              I-PASS ALLIANCE, INC.



















                                    CONTRACT REFERENCE NO: MDNS/US/IPAS/09/96/99

This Agreement is entered into as of this 17th day of September, 1996 by and between:

SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC., a company incorporated under the laws of the State of Delaware, whose principal place of business is located at 3100 Cumberland Circle, Suite 1200, Atlanta, Georgia 30339, hereinafter referred to as ("Scitor ITS"); and

I-PASS ALLIANCE, INC., a company incorporated under the laws of the State of California, whose principal place of business is located at 555 Bryant Avenue, #248, Palo Alto, California 94301 hereinafter referred to as ("Customer").


                                    RECITALS:

WHEREAS, Customer desires to obtain certain managed data network services from Scitor ITS in order to enable data communications from, to and between certain of Customer's offices worldwide;

WHEREAS, the Parties desire to specify the terms and conditions under which Scitor ITS will provide the Service to Customer;

NOW, THEREFORE, in consideration of the premises and mutual undertakings hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS

1.1 In this Agreement, including the Attachments and Schedules which are by this reference incorporated herein, the following words and expressions shall have the following meanings:

         1.1.1 "ASSOCIATED COMPANY" shall mean any company controlling, controlled by or under common control of either of the Parties;

         1.1.2 "CCITT" shall mean the International Telegraph and Telephone Consultative Committee;

         1.1.3 "COMMISSIONING TESTS" shall mean the commissioning tests and procedures to be carried out by Scitor ITS in order to commission the services as specified in Attachment 4;

         1.1.4 "CUSTOMER EQUIPMENT" shall mean X.25 pads or LANAS routers used for access to Scitor ITS Network and to utilize the Service;

         1.1.5 "DATE OF CONNECTION" shall mean the date of the physical connection and commissioning of the Service at each of the Locations;

         1.1.6    "DOLLARS" or "$" shall mean United States Dollars;

         1.1.7    "DTE" shall mean Data Terminating Equipment;




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         1.1.8    "EFFECTIVE DATE" shall mean the date first above written;

         1.1.9 "EQUIPMENT" shall mean the communications equipment, cables and connectors which may be supplied by Scitor ITS to Customer under this Agreement;

         1.1.10 "CUSTOMER FACILITIES" shall mean all such equipment and communications lines, including any public data networks or Customer Equipment required by Customer to access the Network (other than Tail Circuits, Equipment and Software which Scitor ITS supplies to Customer pursuant to Clause 5.2) magnetic media, programs, software and other facilities, including the provision of personnel, required by Customer for its use of the Service;

         1.1.11 "FORCE MAJEURE" shall mean an event the result of which causes a Party's failure or delay in performance due to circumstances beyond the that Party's reasonable control including, but without limitation to the foregoing, labor disputes, strikes, lock-outs, shortages of or liability to obtain labor, energy components, raw materials or supplies, war or act of war, riot, insurrection, epidemic, act of God or governmental action not the fault of the non-performing Party.

         1.1.12 "FRAME RELAY" shall mean a high speed switched data service accessing the Network via a permanent leased digital Tail Circuit supporting the transfer of bi-directional Frame Relay frames between terminating equipment at Locations and Scitor ITS' Frame Relay service port on the Network.

         1.1.13 "INITIAL TERM" shall mean forty (40) months from the Effective Date of this Agreement;

         1.1.14 "LOCATIONS" shall mean Customer's locations to be provided with the Service as listed in Attachment 2;

         1.1.15 "NETWORK" shall mean Scitor ITS's communications processors, related equipment, and circuits used by Scitor ITS for the provision of the Service, but excluding Tail Circuits to Locations, public data networks and any terminal equipment including the Equipment sited at Locations;

         1.1.16 "NODE" shall mean a node of the Scitor ITS Network to which a Tail Circuit is to be connected for the purposes of rendering the Service to Customer (dedicated leased line connections only) such Nodes being deployed at such times and places as determined by Scitor ITS;

         1.1.17 "PARTIES" shall mean Scitor ITS and Customer; "Party" shall mean either Scitor ITS or Customer as the context requires;

         1.1.18 "PTT" shall mean a governmental or non-governmental entity or authority which is empowered to own or lease and operate telecommunications circuits or other capacity and to lease said circuits or capacity to parties such as Scitor ITS;

         1.1.19 "PUBLIC X.28" shall mean Scitor ITS' shared public rotary X.28 dial up service.



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
         1.1.20 "SERVICE" shall mean Frame Relay, X.25, X.28, LAN Access and other data communications services and all related and ancillary services thereto, or any of same, including the provision of Equipment and Software, all as more fully described in Attachment 1:

         1.1.21 "SITA" shall mean Societe Intemationale de Telecommunications Aeronautiques;

         1.1.22 "SOFTWARE" shall mean the software programs and each and every component thereof, as amended from time to time, including all developments, versions or releases thereof whether existing now or becoming available in the future, and all related documentation, which may be supplied by Scitor ITS in connection with the provision of the Service, whether integral to the Equipment or otherwise;

         1.1.23 "SUB-CONTRACTOR" shall mean an Associated Company of Scitor ITS or otherwise a third party whose identity has been notified to Customer;

         1.1.24 "TAIL CIRCUIT" shall mean a telecommunications circuit or other capacity leased from the relevant telecommunications authorities (PTTs) and which permits the connection of a Location to the nearest Scitor ITS Network node;

         1.1.25 "X.25" shall mean a synchronous protocol utilized to effect managed data network services.

2.       SCOPE AND PURPOSE OF AGREEMENT

         This Agreement, including the Attachments, and Schedules, governs the terms and conditions upon which Scitor ITS shall render the Service to Customer. This Agreement is for the benefit of Customer only and in no event shall Customer be entitled to resell the Service to any third party. Scitor ITS reserves the right to refuse any request for Service at any Location or country or to immediately suspend or terminate any Service if Scitor ITS has reasonable grounds for suspecting that such request for, or provision of Service is not in accordance with this Clause 2. In no event shall Customer be authorized to connect any other communications network to the Network, with the exception of the Customer Equipment, whether directly or indirectly or whether via Equipment or any other terminal equipment not supplied by Scitor ITS. Breach of this Clause 2 by Customer shall be considered a material breach of this Agreement.

3.       TERM AND TERMINATION

3.1 This Agreement shall become effective on the Effective Date and, except as provided under Clauses 3.2 or 3.3 below, shall continue in full force and effect for the Initial Term. Thereafter, this Agreement shall be automatically renewed for successive periods of 12 months unless either Scitor ITS or Customer gives to the other Party written notice of its intention to terminate this Agreement at least 60 days prior to the end of the Initial Term or any renewal thereof.



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
3.2 Either Party may terminate this Agreement by notice in writing to the other Party forthwith in any of the following events:

         3.2.1 if the other Party is guilty of any material breach, non-observance or non-performance of its obligations hereunder or any of them and does not remedy the same (if it is capable of remedy) within 14 days of written notice of such failure or breach being given by the non-defaulting Party;

         3.2.2 if an order is made or an effective resolution is passed for the dissolution or winding up of the other Party except for the purposes of an amalgamation, merger or reconstruction;

         3.2.3 if an encumbrancer takes possession or a receiver is appointed over the whole or any part of the undertaking or assets of the other Party;

         3.2.4 if the other Party becomes insolvent or makes any special arrangements or any special assignment for the benefit of its creditors, or is the subject of a voluntary or involuntary filing under the bankruptcy laws of any jurisdiction.

3.3 On termination of this Agreement for whatever reason each Party will return to the other forthwith any and all property of whatever kind and nature provided under this Agreement and belonging to the other.

3.4 Termination of this Agreement for any cause shall not affect any rights or obligations of the Parties in relation to anything done prior to such termination and the provisions of this Agreement shall continue to bind the Parties insofar and so long as may be necessary to give effect to such rights and obligations.

4.       PROVISION OF SERVICE

4.1 Customer shall negotiate and conclude contracts with Customer Equipment suppliers wherein such contracts include the provision of the Services. Customer shall be solely responsible for all risks and expenses incurred in connection with its activities under this Agreement and for itself with Customer Equipment suppliers for the purpose of provisioning the Services and act in all respects on its own account, including, but not limited to, technical support, project management and help desk services. Customer shall procure under Customer Equipment suppliers contracts that all Customer Equipment suppliers will comply with all obligations of Customer under this Agreement.

4.2 Scitor I-TS shall provide and Customer shall obtain from Scitor ITS, the Service specified in Attachment 1, subject to payment of the charges specified in Attachment 2.

4.3 Scitor ITS reserves the right to control, direct and establish procedures for the use of the Service and Customer agrees to follow the reasonable instructions and procedures of Scitor ITS with respect to the use of the Service. Scitor ITS also reserves the right to make operational changes to the Service, including Customer identification procedures, types of terminal equipment permitted to access the Service, system programming languages, administrative and operational algorithms, apparatus comprised in any



Final                                Page 4                               I-Pass
         network used to deliver the Service, and designation of particular addresses, provided that in the exercise of its rights under this Clause 4.2, Scitor ITS shall not materially adversely affect the Service provided to Customer nor cause Customer to incur increased charges.

4.4 Recognizing the rapidly changing telecommunications environment and the evolving area of telecommunications law, both Parties shall actively monitor and ensure that its operations, including the connection of any apparatus, Equipment or Customer Equipment to any network used to deliver the Service, are in full compliance at all times with the applicable telecommunications, data protection, or other laws, regulations, and licenses (including, but not limited to, the requirements and limitations associated with the provision of voice service over frame relay) in each jurisdiction in which Customer uses the Service or Scitor ITS provides the Service. Customer will obtain any necessary regulatory approvals and licenses, and upon reasonable request from Scitor ITS, Customer will provide evidence of said regulatory approvals and licenses to Scitor ITS.

4.5 Any terminal, Customer Equipment or other computer equipment used to gain access to the Service must be approved by Scitor ITS prior to its connection to the Network. Scitor ITS reserves the right to immediately disconnect (or require the disconnection of) any such equipment in breach of this provision.

4.6 "Customer shall nominate a representative ("Network Project Manager") and a deputy on either of whose authority Scitor ITS may rely in its relationship with Customer.

4.7 Scitor ITS shall put in place, and thereafter maintain for the term of this Agreement, reasonable security to protect Customer's computer stored data transmitted over the Network from unauthorized access and disclosure other than as permitted by the terms of this Agreement or to anybody having statutory authority to require Scitor ITS to make disclosures.

4.8 Customer shall be responsible for obtaining and maintaining the Customer Facilities. Neither Scitor ITS nor its agents or Sub-Contractors shall have any responsibility for or liability with respect to the Customer Facilities, including, but not limited to, the use, operation or performance of such Customer Facilities.

4.9 It is understood that the provision of adequate comprehensive liability insurance to protect Scitor ITS/SITA or Associated Companies of Scitor ITS from all forms of property damage, bodily injury and death, in all Locations where Customer Equipment is co-located with Scitor ITS/SITA or Associated Companies of Scitor ITS shall be provided by Customer. Said insurance shall be evidenced by Customer providing to Scitor ITS a certificate of insurance naming Scitor ITS/SITA or Associated Companies of Scitor ITS as additional insured with a minimum of thirty (30) days notice of cancellation.

5.       SUPPORT SERVICES

5.1 Scitor ITS shall provide for the benefit of Customer the help desk facilities at certain locations as notified by Scitor ITS, in order that Customer may obtain technical advice and guidance on the operation and use of the Service. Customer understands that the



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
         location of the help desk facilities is subject to reasonable change at any time. These help desk facilities will be available 24 hours a day, 7 days a week, to answer all service related queries to Customer designated personnel. Scitor ITS shall use its reasonable endeavors to respond to Customer promptly on any query which is Service related.

5.2 Scitor ITS shall provide Tail Circuit management Service for all Tail Circuits requested by Customer. Tail Circuit management services comprise:

         5.2.1 ordering (where legally able to do so) and managing of the connection of Tail Circuits, modems and other communications equipment from the relevant PTTs or other third party vendors as applicable;

         5.2.2 testing and acceptance of Tail Circuits, modems and other communications equipment;

         5.2.3 Tail Circuit fault reporting and coordination of restoration upon Scitor ITS becoming aware of a fault;

         5.2.4 payment to PTTs and other third party vendors in local currency on Customer's behalf, where applicable (but this service does not affect Customer's liability with respect to such Tail Circuits, modems or other communications equipment and all sums paid by Scitor ITS to PTTs or other third party vendors in respect thereof shall be reimbursed by Customer as more fully described in Attachment 2).

5.3 It is acknowledged by Customer that in providing the Service under this Agreement, Scitor ITS will be carrying out various project management tasks as agreed by Customer. Customer hereby agrees to pay Scitor ITS for all project management agreed in advance by Customer, in accordance with the charges specified in Attachment 2. Project Management shall include, without limitation, creation and agreement of critical path schedules, liaison with Customer's Network Project Manager, implementation and configuration of all Network connections and overall management of Customer's account.

5.4 Scitor ITS shall put in place as soon as possible following the Effective Date of this Agreement, appropriate escalation procedures to facilitate the prompt and orderly resolution of any problems.

6.       EQUIPMENT

6.1 Scitor ITS shall connect the Equipment at the Locations (if requested by Customer) on dates to be agreed by the Parties. Scitor ITS shall provide reasonable notification of the date of connection and shall connect at times to be agreed by the Parties. Should connection require the removal or disconnection of any existing equipment of Customer, Customer shall permit, and obtain all necessary consents for, such removal or disconnection and shall give Scitor ITS all necessary assistance to enable such work to be carried out.



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
6.2 On the date of connection of the Equipment, Scitor ITS shall commission the Equipment, which on successful commissioning shall be turned over to the Customer for Acceptance Testing. For the purpose of this Clause 6.2, "successful commissioning" shall mean that Scitor ITS shall have checked, powered up, and then carried out manufacturer's initialization tests on the Equipment as confirmed by Customer in writing by the Customer's or the Associated Company's Network Project Manager. Customer shall have fifteen (15) days following successful commissioning to test the Equipment to ensure that the Equipment is functioning according to the specifications as set forth in Exhibit 1 to Attachment 4 and is installed correctly ("Test Period"). Customer shall inform Scitor ITS in writing of any non-conformance during this period and Scitor ITS upon notification shall promptly correct such non-conformance. If Scitor ITS is unable to correct such non-conformance within thirty (30) days then the Customer may elect to cancel the Service at the affected Location without further obligation to Scitor ITS, If the Customer fails to provide Scitor ITS with notice within the Test Period, the Equipment shall be deemed accepted by the Customer. The date of acceptance shall be either the date Customer provide written notice of acceptance or fifteen (15) days after successful commissioning, whichever is earlier.

6.3 The rental period shall commence on the date of acceptance of the Service pursuant to Clause 12 and shall thereafter continue in accordance with the term of this Agreement.

6.4      The rental and any other charges shall be as specified in Attachment 2.

6.5 The Equipment shall at all times remain the sole and exclusive property of Scitor ITS or its Sub- Contractors and Customer shall have no rights or interest in the Equipment except for quiet possession and the right to use the Equipment under the terms and conditions of this Agreement.

6.6 Customer shall have the following additional obligations with respect to the Equipment:

         6.6.1 not to sell, assign, sub-let, pledge or part with possession or control of or otherwise deal with the Equipment or any interest therein;

         6.6.2 not to change, remove or obscure any labels, plates, insignia, lettering or other markings which are on the Equipment at the time of connection thereof or which may thereafter be placed on the Equipment by Scitor ITS or by any person authorized by Scitor ITS;

         6.6.3 to keep the Equipment free from distress, execution or any other legal process;

         6.6.4 not to move the Equipment from the Location to which it was delivered and connected without Scitor ITS's prior written consent;

         6.6.5 not to use the Equipment or permit the same to be used contrary to any law or any regulation for the time being in force.

6.7 Customer shall have full responsibility for the upkeep of the Equipment. For the purpose of this Clause 6.7, "responsibility for upkeep" shall mean that Customer shall:



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
         6.7.1 ensure that proper environmental conditions as recommended by the manufacturers are maintained for the Equipment and that the exterior surfaces are kept clean and in good condition;

         6.7.2    not make any modifications to the Equipment;

         6.7.3 not use in conjunction with the Equipment any accessory, attachment or additional equipment other than that which has been supplied by or approved in writing by Scitor ITS.

6.8 Upon termination or expiry of this Agreement, Customer shall surrender possession of the Equipment in good order, repair and condition, to Scitor ITS, fair wear and tear excepted.

6.9 Scitor ITS shall ensure that the Equipment is at the time of commissioning, and remains during the term of this Agreement, in good working order. If a Service fault occurs which has been caused by a failure in the Equipment, Scitor ITS shall restore or repair the Service as soon as practicably possible to the affected Location following such notification. Scitor ITS further agrees that a Scitor ITS Sub-Contractor will, if necessary as determined by Scitor ITS, arrive at the affected Location and commence any remedial activities within 4 working hours of notification, provided the notification is received, and the call-out can be made during the normal business day of the Scitor ITS Sub-Contractor nearest to the affected Location, and provided, also that the affected Location is within a 45 mile radius of said center ("Normal Service"). Remedial service on Equipment other than Normal Service shall be carried out by Scitor ITS through its Sub-Contractors as soon as is practicably possible, taking into account availability of service personnel, the time and date of Customer's notification and the country concerned.

6.10 Scitor ITS shall not be responsible for Service faults, nor shall Scitor ITS be obliged to comply with its obligations under Clause 6.9, if such faults occur as a result of: (a) damage to the Equipment during transport activity or connection carried out by Customer or any third party other than as authorized by Scitor ITS; (b) interventions other than normal interventions carried out by non Scitor ITS personnel; (c) modifications, to the Equipment which have not been approved by the Equipment manufacturer or carried out by personnel unapproved by Scitor ITS; (d) improper treatment to the Equipment, failure to meet the Equipment manufacturer's specifications, or environmental conditions; or (e) accident or negligence on the part of Customer or any Force Majeure event. Any site visits or repairs made necessary by the events specified in this Clause 6.10 shall be subject to prior agreement by Scitor ITS and may cause Customer to incur increased charges for the Service at the affected Location, such charges to be commensurate with the cost to Scitor ITS of restoring or repairing the Service.

7.       SOFTWARE

         Customer is hereby granted non-exclusive and non-transferable licenses to use Software strictly in performing this Agreement. The Software and any intellectual property rights of whatever nature in the Software are and shall remain vested in Scitor ITS or an



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
         Associated Company of Scitor ITS and nothing contained in this Agreement shall convey any ownership interest in the Software to Customer. Customer acknowledges that the provision of Software is made by Scitor ITS strictly for use in conjunction with the Service and Customer agrees not to produce, copy, alter, modify, or add to the Software or any part thereof, nor to attempt or to allow a third party to attempt to reverse engineer, translate or convert the Software from machine readable to human readable form, except as permitted by applicable law.

8.       INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

8.1 It is understood and agreed by Customer that all intellectual property rights in the computer programs utilized by Scitor ITS in relation to the Service, and the Network are either licensed to or the property of Scitor ITS and nothing contained in this Agreement shall be deemed to convey title or ownership interest therein to Customer.

8.2 Subject to this Clause 8.2, Scitor ITS warrants that the Service will not infringe third party intellectual property rights in any country where the Service are provided to Customer. If Scitor ITS breaches this warranty it will defend Customer against any claim in respect of any infringement or alleged infringement and will pay resulting costs and damages finally awarded by a court, provided that Customer: (a) promptly notifies Scitor ITS in writing of the claim and; (b) gives Scitor ITS sole control of the defense and all related settlement negotiations. Scitor ITS will either procure the right for Customer to continue using the Service (including the part of the Service that has infringed) or offer alternative Service so that they become non-infringing, at no cost to Customer. Scitor ITS will have no liability for any claim based upon the combination, operation or use of the Service with equipment, data or software not supplied by Scitor ITS if the cause of the infringement cannot be clearly identified. Notwithstanding anything else contained in this Clause 8.2, in no event shall Scitor ITS's liability to Customer in respect of Equipment or software not proprietary to Scitor ITS or an Associated Company of Scitor ITS exceed any intellectual property infringement warranties provided to Scitor ITS or an Associated Company of Scitor ITS by third party equipment and software suppliers.

8.3 Customer and Scitor ITS acknowledge that they will receive confidential information and trade secrets ("Confidential Information") from each other in connection with this Agreement. Confidential Information shall be deemed to include all the information each Party receives from the other Party, except anything designated as not confidential. Customer and Scitor ITS agree to maintain the secrecy of the Confidential Information and agree neither to use it (except for the purposes of performing hereunder) nor to disclose it to anyone outside Customer or Scitor ITS or to anyone within Customer and Scitor ITS who does not have a need to know it in order to perform under this Agreement. Confidential Information shall not include any information which is publicly available at the time of the disclosure or subsequently becomes publicly available through no fault of Customer or Scitor ITS or is rightfully acquired from a third party who is not in breach of an agreement to keep such information confidential.

9.       CHARGES AND PAYMENT



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9.1      All charges shall be invoiced by Scitor ITS to Customer in Dollars, monthly in advance unless otherwise provided in Attachment 2, and shall be payable, in Dollars, without deduction or set- off, within 30 days of receipt of invoice by Customer. All other charges shall be invoiced as incurred or monthly, in arrears, in Dollars and shall be payable, in Dollars, without deduction or set-off, within 30 days of receipt of invoice by Customer

9.2 All prices and charges stated are exclusive of value added tax, sales tax, excise tax, gross receipts tax and any similar tax which may be applicable thereto and Customer agrees to pay all such applicable taxes.

9.3 Scitor ITS reserves the right to make a reasonable charge for any work done by Scitor ITS which is attributable to Customer's failure to perform any of its obligations under this Agreement, provided that such work is necessary in the reasonable discretion of Scitor ITS and that wherever feasible, Scitor ITS shall have notified Customer's Network Project Manager in advance.

9.4 Reasonable charges for travel and subsistence (when not specifically and expressly included in the Service) are separately payable by Customer provided and to the extent that they have been agreed to in advance by the Parties.

9.5 Failure to pay by Customer according to the terms of this Agreement shall entitle Scitor ITS ,, without prejudice to its other rights and remedies under this Agreement to:

         9.5.1 charge interest on a daily basis from the original due date at the rate of 4 percentage points above the Chase Manhattan Bank's annual Prime Rate in force from time to time; and/or

         9.5.2 suspend the Service, having given 14 days written notice of its intention to do so, and Customer having failed to remedy its payment default during that time.

9.6 There will be special pricing that applies to the Services up until December 31, 1996. After that date the full rate pricing will be charged, all as more fully described in the Schedule to Attachment 2.

10.      EXCLUSIONS AND LIMITATIONS OF LIABILITY

10.1 Neither Party will be liable for delay in performing obligations or for any failure to perform obligations if the delay results from circumstances beyond the reasonable control of either Party.

10.2 EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, SCITOR ITS MAKES NO WARRANTIES AND HEREBY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICE OR ANY EQUIPMENT OR SOFTWARE PROVIDED UNDER OR IN RELATION TO THE AGREEMENT.



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10.3     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER
         PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWSOEVER ARISING INCLUDING, BUT NOT LIMITED TO, ANY DAMAGES FOR LOST TIME, INCOME, REVENUE, CLIENTS GOODWILL, PROFITS OR OTHER SIMILAR ITEMS. OR ANY BUSINESS INTERRUPTION OF ANY KIND EVEN IF THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

10.4 In the event that data furnished by Customer, whether transmitted via the Network or otherwise, is lost, destroyed or damaged due to the negligence of Scitor ITS, its agents or employees, Customer's sole remedy shall be the repair or replacement by Scitor ITS of such lost, destroyed or damaged data, provided however that such repair or restoration can reasonably be performed by Scitor ITS and provided, further, that Customer furnishes Scitor ITS with all source data, in machine readable form, necessary for such repair or restoration.

10.5 Subject to Clauses 10.3 and 10.4, and without prejudice to Customer's obligation to pay any charges hereunder for Service rendered, the Parties' maximum liability to each other under this Agreement is limited in respect of each event or series of connected events as follows:

         [ * ] in respect of physical damage to or loss of tangible property;

         [ * ] in respect of all other events other than intentional acts or acts of negligence by a Party, its employees or agents, to the extent that such acts cause death of or injury to persons.

10.6 The Parties' sole obligations and liabilities are as stated in this Agreement and all other representations, conditions, warranties and terms express or implied whether by statute, law or otherwise are hereby excluded to the full extent permitted by law.

11.      INDEMNITY

         Customer hereby agrees to indemnify and hold Scitor ITS harmless, from and against any and all claims, liabilities, losses, damages, costs, expenses (including reasonable legal fees and other costs of litigation or arbitration on an indemnity basis) [ * ]. This Clause 11 shall survive any termination or expiration of this Agreement.

12.      COMMISSIONING AND ACCEPTANCE OF SERVICE



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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

12.1 Scitor ITS shall commission the Service at the Locations carrying out the Commissioning Tests and procedures specified in Attachment 4.

12.2 Acceptance of the Service at a Location by Customer shall be on the date that Scitor ITS has successfully completed said Commissioning Tests or, in the case of X.28 dial-up shared public rotary service, on the date Scitor ITS issues a network user identifier ("NUI") to Customer.

13.      CHANGE CONTROL PROCEDURES

         All changes to the Service including, without limit to the generality of the foregoing, connection upgrades and downgrades, reconfigurations and new Service shall be as mutually agreed by the Parties and shall be subject to the following change control procedures:

         13.1 Customer shall submit to Scitor ITS a written request for change which alters, amends, enhances, adds to or deletes from the Service to be provided by Scitor ITS under this Agreement (hereinafter referred to as an "RFC");

         13.2 Scitor ITS shall evaluate each such RFC and shall within fourteen (14) days following Scitor ITS's receipt of the RFC submit a written response including Scitor ITS's ability to provide any varied or new Service, and the cost impact upon Customer in doing so;

         13.3 upon receipt of Scitor ITS's response, Customer shall notify Scitor ITS whether it wishes to proceed on the basis of the terms and conditions set forth in Scitor ITS's response;

         13.4 upon receipt of said notification from Customer that they wish to proceed, Scitor ITS shall within sixty (60) days of the original written request from Customer, commence performance in accordance therewith;

         13.5 for the purposes of this Agreement, each RFC duly accepted by Scitor ITS and Customer shall constitute a supplement to this Agreement and shall thus be automatically incorporated herein.

14.      APPLICABLE LAW AND ARBITRATION

14.1 This Agreement and all matters regarding the interpretation and / or enforcement hereof, shall be governed exclusively by the law of the State of Georgia, except in so far as the federal law of the United States of America may control any aspect of this Agreement in which case federal law shall govern such aspect.

14.2 All disputes arising in connection with this Agreement shall be settled exclusively by arbitration before a single arbitrator in Washington, D.C. in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Each Party irrevocably consents to personal jurisdiction and to ex parte action should any Party refuse to participate in such proceedings. The arbitrator's award shall be final and



Final                                Page 12                              I-Pass
         binding on all Parties and judgment on the award may be entered and the award enforced in any court having jurisdiction thereof.

15.      GENERAL

15.1 NOTICES: All notices under this Agreement shall be in writing addressed to the Parties at their respective addresses stated on page 1 hereof, or any subsequent address notified to the other Party following the procedures set forth in this Clause 15.1. If sent by international courier, notices shall be deemed to have been given 3 days after the date of delivery by the Party giving notice the notice to the courier. Notices hereunder may also be sent by facsimile to addresses and/or numbers notified for the purpose pursuant to the procedures set forth in this Clause 15.1, provided that the sending Party obtains confirmation of the receipt of such notices from the recipient. If so sent, such notices shall be deemed to have been given on the first business day (in the country of receipt) after the date of transmission.

15.2 ASSIGNMENT: Neither Party shall assign or otherwise dispose of this Agreement or any part hereof or any benefit hereunder without the prior consent in writing of the other Party, provided that:

         15.2.1 Scitor ITS shall be entitled to assign or otherwise dispose of this Agreement or any part hereof to an Associated Company of Scitor ITS; and

         15.2.2 Customer shall be entitled to assign or otherwise dispose of this Agreement, or any part hereof to an Associated Company of Customer, having received Scitor ITS's written consent, such consent not to be unreasonably withheld or delayed.

15.3 NO WAIVERS: No failure or delay of either Party in exercising any right, power, or privilege hereunder (and no course of dealing between the Parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

15.4 NO THIRD PARTY BENEFICIARIES, AGENCY OR PARTNERSHIP: The provisions of this Agreement are solely for the benefit of the Parties. No other parties, including Customer Associated Companies , invitees, members of the general public and other third parties are intended to have nor shall have any rights whatsoever under this Agreement, whether for injury, loss or damage to persons or property, or for economic loss, damage or injury otherwise. This Agreement is not intended to create a joint venture or partnership between the Parties and neither Party is authorized to act as the agent of the other.

15.5 INVALIDITY: If any term, provision, or clause of this Agreement or any portion of such term, provision or clause is held invalid or unenforceable, the remainder of this Agreement will not be affected thereby and each remaining term, provision or clause or portion thereof will be valid and enforceable to the full extent permitted by law.

15.6 FURTHER DOCUMENTS: Each Party agrees to execute such additional documents as may be necessary or appropriate to accomplish the purposes this Agreement.



Final                                Page 13                              I-Pass

15.7 SUB-CONTRACTORS: Scitor ITS shall be entitled to subcontract any of its obligations under this Agreement to Sub-Contractors but Scitor ITS shall in all events be fully liable to Customer for the performance (or lack of) of its Sub-Contractors under this Agreement.

15.8 ENTIRE AGREEMENT: This Agreement constitutes the entire agreement relating to the Service and supersedes all previous oral or written communications, proposals and agreements in respect thereof. This Agreement may not be modified, except by supplements duly executed by the Parties.

15.9 INTERPRETATIONS: In this Agreement unless otherwise stated (a) the headings used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement; (b) any reference to the plural shall include the singular and any reference to the singular shall include the plural; and (c) any reference to an attachment, clause or to a schedule shall be an attachment, clause or a schedule of this Agreement.

         IN WITNESS WHEREOF, Scitor ITS and Customer have duly executed this Agreement as of the day and year first above written.

SCITOR ITS                                   CUSTOMER

By:      /s/ William Bongert                 By:      /s/ Christopher Moore
       ----------------------------                -----------------------------
Name:    William Bongert                     Name:    Chris Moore
       ----------------------------                -----------------------------
Title:   Vice President & GM                 Title:   President
       ----------------------------                -----------------------------



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
                      ATTACHMENT 1 - DESCRIPTION OF SERVICE

The Service provided by Scitor ITS under this Agreement shall be as described in this Attachment. Changes to the Service shall be mutually agreed by the Parties (and in accordance with the procedures set forth in Clause 13) and shall be incorporated herein by duly executed supplements.

1.       OVERVIEW.

         Scitor ITS shall provide Customer with an end to end managed data network service, providing a complete end to end solution for the interconnection of Customer's Local Area Network ("LAN") in the Locations, and including connection to the Network (X.25 or Frame Relay) to the SITA Mega Transport Network (MTN), provision and support of routers, end to end Network management to include alarm monitoring, configuration, problem diagnosis, and consolidated support of all Network components. In order to maintain security of the Locations, each of the routers provided will be configured with an access list. Customer shall be provided with a VPN that shall be accomplished by administration of the virtual private circuits as defined in the Frame Relay service to prevent access to and from any site not specifically authorized by the Customer. Access lists in the Customer's site routers can be used to provide additional security as Customer deems necessary.

2.       SPECIFIC CONNECTIONS

         Scitor shall provide the specific connections at the Customer's request and line speeds to the Network all as more fully described in the schedules to Attachment 2 at the Locations listed in the schedule to Attachment 3, and also the provision of routers, modems, and cables (from the routers to the modems).

3.       SOFTWARE

         The Software under this agreement shall consist of software and firmware integral to the Equipment.

4.       LAN TO LAN ACCESS

         LAN to LAN Access comprises the delivery, configuration, connection and ongoing support of all routers, modems and cables to ensure LAN to LAN connectivity between the Locations. As part of this service Scitor ITS will configure the router network to provide optimum performance across the Network. Each LAN protocol to be carded across the network will be, in each case, tuned to ensure that only traffic for the wide area network is passed from the LAN.


Final                       Attachment 1, Page 1                          I-Pass

                             ATTACHMENT 2 - CHARGES

         Scitor ITS shall provide Customer with the Service in the Locations and in accordance with the charges all as set forth in the schedule to this Attachment ("Schedule"). Scitor shall commence billing of fixed port and CIR charges on the date of commissioning of the Service at any Location and such charges will then be invoiced monthly in advance until the date of termination or expiration of this Agreement; traffic charges shall be invoiced monthly in arrears; connection and set up charges will be added to the first months port charge, and NUI administration charges shall be invoiced monthly in arrears. Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

1.       PORT AND CIR CHARGES

         The port and CIR charges applicable to the Locations shall be as specified in the Schedule. All port and CIR charges are fixed for the Initial Term. Scitor shall commence billing of fixed port charges on the date of commissioning of the Service at any Location and such charges will then be invoiced monthly in advance until the date of termination or expiration of this Agreement.

2.       CONNECTION AND DISCONNECTION CHARGES

         The charges applicable for connections shall be as specified in the Schedule and for disconnections shall be [ * ] per disconnected Location. All such charges are one time charges payable in the case of connections on the date of commissioning of the Service at a Location; in the case of disconnections, such charges are payable on the date of disconnection of the Location from the Network.

3.       PROJECT MANAGEMENT CHARGES

         Project Management charges applicable to this Agreement shall be as specified in the "Schedule. All Project Management charges are one time charges payable on the date of commissioning of the Service at a Location.

4.       TAIL CIRCUIT CHARGES

         Tail Circuit charges shall be as notified by Scitor ITS. Tail Circuit charges are monthly charges adjusted in line with actual charges from PTTs. Customer shall be entitled to request Scitor ITS to review the Tail Circuit charges for any Location and any changes to Tail Circuit charges as a result of said review shall be effected the first day of the month following such review. No credits for Tail Circuit charges shall apply. Tail Circuit charges commence from the date of installation of the Tail Circuit by the PTT.

5.       MANAGEMENT CHARGES

         TAIL CIRCUIT Customer shall pay monthly a charge of [ * ] of the Tail Circuit charges or [ * ], whichever is the higher. This charge is in addition to Tail Circuit charges.



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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

         NUI Customer shall pay monthly a charge of [ * ] per Location.

6.       EQUIPMENT RENTAL CHARGES

         Equipment rental charges applicable to this Agreement shall be as specified in the Schedule. These charges shall be fixed for the Initial Term of this Agreement. Equipment rental charges shall commence on the date of commissioning of the Service at a Location.

7.       SOFTWARE LICENSE FEES

         The software license fees shall be as specified in the Schedule and shall be payable upon the date of delivery of the Software to Customer (unless integral to the Equipment).



Final                       Attachment 2, Page 2                          I-Pass


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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

                         SCHEDULE X.25 AND X.28 CHARGES

1.       MONTHLY PORT CHARGES

LOCATION             SERVICE         LINE SPEED   FIXED PORT ($)            TRAFFIC ($ PER MB)
--------------------------------------------------------------------------------------------------
San Francisco        x.25            56Kbps       [ * ]                     N/A (waived through 31
                                                                            December 1996)
San Francisco        x.25            56Kbps       [ * ] (after 1/1/97)      N/A
San Francisco        LANAS                        [ * ]
San Francisco        x.28 NUI                     [ * ] each
San Francisco        Telehousing                  [ * ]

1.1 Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

1.2 All other port charges shall be as notified to Customer by Scitor ITS from time to time.

1.3 All X.28 Public Dial connection charges will be billed at a rate of [ * ] per hour through 31 December 1996. Effective 1 January 1996, these charges will be invoiced in accordance with the Schedule of Public x.28 Connection Charges included on Page 2 to Attachment 2 of this Agreement.

2.       CONNECTION CHARGES (ONE TIME)

Location                       Charge $       Service
----------------------------------------------------------------------
San Francisco                  [ * ]          X.25
San Francisco                  [ * ]          LANAS
Various (NUI)                  [ * ]          X.28 ( per connection )

All other connection charges shall be as notified to Customer by Scitor ITS from time to time.


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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

                     SCHEDULE PUBLIC X.28 CONNECTION CHARGES

ZONE               NUI              ZONE 1           ZONE 2          ZONE 3           ZONE 4           ZONE 5
                                     PER              PER             PER              PER              PER
                   PER MTH $        HOUR $           HOUR $          HOUR $           HOUR $           HOUR $
------------------------------------------------------------------------------------------------------------------
ZONE 1             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 2             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 3             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 4             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 5             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 6             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]
ZONE 7             [ * ]            [ * ]            [ * ]           [ * ]            [ * ]            [ * ]



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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

ZONES

      ZONE 1               ZONE 2         ZONE 3          ZONE 4             ZONE S          ZONE 6        ZONE 7
      ------               ------         ------          ------             ------          ------        ------
   Austria            Bulgaria            Canada        Australia         Bahrain          Argentina       Rest of
                                                                                                           the World

   Belgium            Cyprus              USA           China             Egypt            Bermuda
   Denmark            Czechoslovakia      Mexico        Hong Kong         Israel           Brazil*
   Finland            Greece                            Indonesia         Jordan           Chile
   France             Hungary                           Japan             Kuwait           Colombia
   Germany            Iceland                           Malaysia*         Morocco          Ecuador
   Ireland            Malta                             New Zealand       Qatar            El Salvador
   Italy              Poland                            Philippines       Saudi Arabia     Guatemala
   Luxembourg         Romania                           South Korea       South Africa     Honduras
   Netherlands        Russia                            Singapore         Tunisia          Panama
   Norway             Turkey                            Taiwan*           UAE              Peru
   Portugal           Yugoslavia                        Thailand*                          Puerto Rico
   Spain                                                                                   Uruguay
   Sweden                                                                                  Venezuela
   Switzerland
   UK

* Scitor ITS prices plus local PDN charges

Nothing in this Schedule constitutes a representation that Scitor ITS can provide Public X.28 service in all the above listed countries.



Final                       Schedule, Page 3                              I-Pass

                            ATTACHMENT 3 - LOCATIONS

1. The Locations to be provided with the Service shall be as specified in the schedule to Attachment 2 ("Schedule").

2. Customer agrees to commit to use the Service for a minimum of thirty six (36) months at all Locations from the Date of Connection of the Service as specified in Attachment 4 (or the actual Date of Connection if different) subject to the following exceptions:

2.1      Customer terminates this Agreement under Clause 3.2;

2.2 Customer substitutes any Location with a new Location provided Scitor ITS is able to provide Service at the new Location. Scitor ITS shall be entitled to invoice Customer a connection and project management charge for the new Location as agreed by the Parties;

2.3 Customer may remove a Location if Customer is unable to conduct its business at that Location due to Force Majeure. This provision may only be invoked by Customer after 30 continuous days of Force Majeure;

3. Any cancellation of Service at a Location under Clauses 2.2 and 2.3 above (but not pursuant to Clause 2.1 of this Attachment 3 where there are no conditions other than as set forth in the Agreement at the appropriate clauses) shall be conditional on the following:

3.1      Customer must give Scitor ITS at least 60 days prior written notice;

3.2 Customer shall remain responsible for any Tail Circuit charges (including cancellation penalties) relevant to the Location where cancellation of Service has been requested, but Scitor ITS shall, on a best efforts basis, mitigate such costs by terminating any rental contracts with PTTs as soon as practically possible, following written notification by Customer;

3.3 "Customer shall pay to Scitor ITS a disconnection fee of [ * ] per canceled Location;

3.4 Customer shall remain responsible for the duration of the term of this Agreement for payment of the monthly rental charges for the Equipment. Customer may discharge this responsibility at any time by paying Scitor ITS a lump sum equal to the depreciated value of the Equipment, as at the date of notice of cancellation, based on the original price paid by Scitor ITS or its Sub- Contractors for the Equipment plus 15% of such original price as a fee for administration and disconnection. Customer understands that Scitor ITS depreciates the Equipment over 3 years. Scitor ITS will transfer the Equipment to a substitute Location on payment of a reconnection charge agreed by the Parties and in addition Scitor ITS's travel and out of pocket expenses. A transfer shall not affect the rental term.



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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

                          ATTACHMENT 4 - COMMISSIONING

1.       DATES OF CONNECTION

1.1 Scitor ITS shall connect the Service at the Location on the following Dates of Connection:

                                                             Date of
Location                                                     Connection
--------                                                     ----------
San Francisco, CA                                            1 November 1996

1.2 Scitor ITS shall use reasonable efforts to connect the Service at the Locations on the above Dates of Connection, but shall have no responsibility, nor liability for delays unless caused by the negligence of Scitor ITS. In the event of any such delays Scitor ITS shall use reasonable efforts to provide the Service as set out in this Agreement at the earliest opportunity. Scitor ITS reserves the right to connect an interim service should such delays occur.

1.3 Customer shall use reasonable efforts to accept the Service at the Locations on the Dates of Connection as set out above. Should Customer request to delay any Date of Connection after the Effective Date of this Agreement, such request if reasonable shall be agreed by Scitor ITS but any such delays agreed to by Scitor ITS shall not affect Customer's obligations to: (a) reimburse Scitor ITS for all PTT and other third party vendor charges in respect of Tail Circuits and communications equipment incurred from the date of any contract between Scitor ITS and any PTT or other third party vendor; and, (b) to accept Service at such affected Locations as soon as possible after the reason for the delay has been corrected.

1.4 Customer also understands that should Scitor ITS or its agents or Sub-Contractors carry out a visit to a Location in order to connect the Service, and be then unable to do so as a result of any act or omission by Customer, Scitor ITS reserves the right to charge Customer for such visit at its then current manpower rates for such time and its reasonable travel and out of pocket expenses.

2.       COMMISSIONING

         Commissioning shall mean that Scitor ITS or its Sub-Contractors shall carry out the following Commissioning Tests at each Location as appropriate from Scitor ITS sites remote to the Customer Locations.

3.       COMMISSIONING TESTS

3.1      TAIL CIRCUIT

         To run three 15 minute Bit Error Rate Tests to ensure that no more than one error in 106 data bits occur on the Tail Circuit.



Final                     Attachment 4, Page 1                            I-Pass

3.2      ALTERNATIVE TESTING

         Where local PTT operating conditions are such that the above commissioning tests are not appropriate, Scitor ITS is entitled to carry out alternative commissioning tests as agreed to by Customer. In this event Scitor ITS shall provide to the Customer a description of these alternative commissioning tests.


Final                     Attachment 4, Page 2                            I-Pass

                                 AMENDMENT NO. 1

    TO THE MANAGED DATA NETWORK SERVICES AGREEMENT NO. MDNS/US/IPAS/09/96/99
                            DATED SEPTEMBER 17, 1996
   BETWEEN SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC. (SCITOR ITS)
                                       AND
                        I-PASS ALLIANCE, INC. (CUSTOMER)

THIS AMENDMENT is made by and between SCITOR ITS having its principal place of business located at 3100 Cumberland Circle, Suite 1200, Atlanta, Georgia 30339 and CUSTOMER, having its principal place of business located at 555 Bryant Avenue, #248, Palo Alto, California 94301.

In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement which this Amendment supplements, the parties do hereby agree as follows:

The Schedule to Attachment 2 shall be replaced in its entirety by the revised Schedule to Attachment 2, attached hereto and made a part hereof this Amendment No.1 and the Agreement..

All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

Customer and Scitor ITS each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Amendment No. 1 was entered into as of the day and year first written below.



SCITOR INTERNATIONAL TELECOMMUNICATIONS             iPASS ALLIANCE, INC.

By: /s/ Barry Goodman                               By: /s/ Chris Moore
    -------------------------------                     ------------------------

Printed Name: Barry Goodman                         Printed Name: Chris Moore
              ---------------------                               --------------

Title: Director, Commercial Affairs                 Title: President/CEO
       ----------------------------                        ---------------------

Date: 2/2/97                                        Date: 12/30/96
     ------------------------------                      -----------------------

                         SCHEDULE X.25 AND X.28 CHANGES

1.       MONTHLY PORT CHARGES

 LOCATION                 SERVICE               LINE SPEED           FIXED PORT ($)       TRAFFIC ($ PER MB)
San Francisco             X.25                   56Kbps                  [ * ]                  [ * ] (waived through
                                                                                                2/28/97)

San Francisco             X.25                   56Kbps                  [ * ] (after 3/1/97)  N/A
San Francisco             Cisco 2501                                     [ * ]
Network User ID           Each                                           [ * ]
Telehousing                                                              [ * ]

1.1 Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

1.2 All other port charges shall be as notified to Customer by Scitor ITS from time to time.

2.       CONNECTION CHARGES
         (ONE TIME)

                       LOCATION                                CHARGE $                           SERVICE
        San Francisco                            [ * ]                                   X.25
        Cisco 2501                               [ * ]                                   LAN Access Router
        Various (NUI)                            [ * ]                                   X.28 (per connection)

All other connection charges shall be as notified to Customer by Scitor ITS from time to time.

3. Through February 28, 1997, the connection charges per hour will be [ * ] per hour across all zones. Effective March 1, 1997, the below
         X.28 public dial pricing matrix will be in effect.

FINAL                        Schedule, Page 1, Amendment No.1             I-PASS


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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

                     SCHEDULE PUBLIC X.28 CONNECTION CHARGES

                   NUI
    ZONE        PER MTH $     ZONE 1       ZONE 2       ZONE 3       ZONE 4       ZONE 5       ZONE 6       ZONE 7
ZONE 1            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 2            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 3            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 4            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 5            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 6            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
ZONE 7            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

NOTE:  IN COUNTRY USAGE CHARGES PER HOUR ARE AS FOLLOWS:

          [ * ]                    [ * ]                   [ * ]                  [ * ]                  [ * ]
          [ * ]                    [ * ]                   [ * ]                  [ * ]                  [ * ]

FINAL                        Schedule, Page 2, Amendment No.1             I-PASS


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        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
        RESPECT TO THE OMITTED PORTIONS.

                                      ZONES

     ZONE 1             ZONE 2          ZONE 3         ZONE 4           ZONE 5         ZONE 6            ZONE 7
Austria            Bulgaria           Canada       Australia        Bahrain         Argentina      Rest of the World
Belgium            Cyprus             USA          China            Egypt           Bermuda
Denmark            Czechoslovakia     Mexico       Hong Kong        Israel          Brazil*
Finland            Greece                          Indonesia        Jordan          Chile
France             Hungary                         Japan            Kuwait          Colombia
Germany            Iceland                         Malaysia*        Morocco         Ecuador
Ireland            Malta                           New Zealand      Qatar           El Salvador
Italy              Poland                          Philippines      Saudi Arabia    Guatemala
Luxembourg         Romania                         South Korea      South Africa    Honduras
Netherlands        Russia                          Singapore        Tunisia         Panama
Norway             Turkey                          Taiwan*          UAE             Peru
Portugal           Yugoslavia                      Thailand*                        Puerto Rico
Spain                                                                               Uruguay
Sweden                                                                              Venezuela
Switzerland
UK

* Scitor ITS prices plus local PDN charges.

Nothing in this Schedule constitutes a representation that Scitor ITS can provide Public X.28 service in all the above listed countries.

FINAL                        Schedule, Page 3, Amendment No.1             I-PASS

                                 AMENDMENT NO. 2
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/09/96/99
                                  ("AGREEMENT")
                BETWEEN EQUANT NETWORK SERVICES, INC. ("EQUANT")
                                       AND
                       I-PASS ALLIANCE, INC. ("CUSTOMER")


This Amendment No. 2 ("Amendment") is made by and between EQUANT and Customer and shall be effective as of October 1, 1998 ("Effective Date").

In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement, which this Amendment supplements and modifies, the parties do hereby agree as follows:

1.       Year 2000 Compliance

         The Agreement is hereby amended by renumbering the existing Clause 7 as Clause 7.1 and inserting the following as new Clause 7.2:

                  "7.2 EQUANT warrants that all software (including the Software and any firmware), hardware, networks and equipment (together "Systems") over which it has Control (as defined below) used in connection with the provision, running and operation of the Service ("EQUANT Systems") will be Year 2000 Compliant (as defined below) by December 31, 1998. In respect of relevant Systems that EQUANT does not Control, including without limitation, all relevant Systems operated by, or proprietary to, telecommunications operators, EQUANT shall endeavor to obtain a Year 2000 Compliance statement from the relevant suppliers and shall advise Customer as to the results thereof and thereafter keep Customer informed of changes in status. EQUANT shall use reasonable endeavors to mitigate any fault in the Service caused by the non-Year 2000 Compliance of any Systems it does not Control, but shall not be liable to Customer for any loss or damages in the event that any such non-Year 2000 Compliance causes a fault in, or the non-availability of, the Service.

                  7.2.1 Customer shall ensure that any of its programs or Systems or data into which the Systems used in the provision, running and operation of the Service will communicate or integrate are Year 2000 Compliant.

                  7.2.2 EQUANT shall not be liable for any faults in or non-availability of the Service or Systems provided under this Agreement which arise out of non-Year 2000 Compliance except to the extent expressly provide above. Furthermore, EQUANT shall have no liability under the above warranty for any breach arising from the use of non-Year 2000 Compliant Systems or data with EQUANT Systems.

Amendment No. 2                    Page 1 of 5            I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-

                  7.2.3 For the purposes of this Agreement, EQUANT shall be deemed to "Control" a System if it (or any Associated Company of EQUANT) operates (or has given the Customer the right to use under this Agreement) and owns the intellectual property rights to the System; and "Year 2000 Compliant/ce" means Year 2000 conformity as that term is defined in DISC PD2000-1 published by the British Standards Institution."

2.       EXCLUSIONS AND LIMITATIONS OF LIABILITY

         The Agreement is hereby amended by deleting Clause 10.3 in its entirety and substituting the following therefor:

         "EXCEPT FOR SHORTFALL CHARGES RESULTING FROM THE FAILURE TO SATISFY THE MINIMUM REVENUE COMMITMENTS SET FORTH IN ATTACHMENT 2, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWSOEVER ARISING, INCLUDING BUT NOT LIMITED TO, ANY DAMAGES FOR LOST TIME, INCOME, REVENUE, CLIENTS' GOODWILL, PROFITS, OR OTHER SIMILAR ITEMS, OR ANY BUSINESS INTERRUPTION OF ANY KIND, EVEN IF THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE."

3.       MINIMUM VOLUME COMMITMENT

         The Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

         "8.      MINIMUM VOLUME COMMITMENT

         During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such minimum volume commitment referred to as an "MVC"):

                           Commitment Period                  MVC
                           -----------------                  ---
                           Months 1-3                         [ * ]
                           Months 4-15                        [ * ]

         Each MVC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("Qualifying Charges").

         Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("Shortfall"), EQUANT shall invoice, and Customer shall pay, the Shortfall in accordance with Clause 9 of the Agreement.

Amendment No. 2                    Page 2 of 5            I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         Alternatively, EQUANT and Customer may agree to extend the Initial Term for such a period so as to cover all or part of the Shortfall ("Grace Period"). Notwithstanding the foregoing, in no event shall the Grace Period exceed six (6) months. EQUANT shall invoice, and Customer shall pay, any Shortfall balance remaining at the end of the Grace Period in accordance with Clause 9 of the Agreement."

4.       PUBLIC X.28 CONNECTION CHARGES

         Attachment 2 of the Agreement is hereby amended by deleting the Schedule of Public X.28 Connection Charges in its entirety and substituting the following therefor:

         "SCHEDULE - PUBLIC X.28 CONNECTION CHARGES

                                        FLAT CHARGE
                  ZONE                  PER HOUR ($)
                  1                     [ * ]
                  2                     [ * ]
                  3                     [ * ]
                  4                     [ * ]
                  5                     [ * ]
                  6                     [ * ]

Amendment No. 2                    Page 3 of 5            I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-

[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        FLAT CHARGE
         ZONE           PER HOUR($)
         ----           -----------
               7        [ * ]
               8        [ * ]
               9        [ * ]
              10        [ * ]
              11        [ * ]
              12        [ * ]
              13        [ * ]
              14        [ * ]

5.       ZONES

         Attachment 2 of the Agreement is hereby amended by deleting the Schedule of Zones in its entirety and substituting the following therefor:

                                     "ZONES

         * EQUANT PRICES PLUS LOCAL PUBLIC DATA NETWORK ("PDN") CHARGES

         ZONE 1              ZONE 2      ZONE 3                 ZONE 4                 ZONE 5     ZONE 6     ZONE 7
         ------              ------      ------                 ------                 ------     ------     ------
  Austria     Luxembourg    Denmark    Czech Rep.   Albania    Cyprus*     Romania     Canada     Mexico   Australia
  Belgium     Netherlands   Finland    Gibraltar    Armenia    Estonia      Russia    Puerto               Hong Kong
                                                                                        Rico
   France      Portugal      Norway      Greece    Azerbaijan  Georgia     Slovakia      USA                 Japan
  Germany        Spain       Sweden     Hungary     Belarus    Iceland     Slovenia                        Malaysia*
  Ireland     Switzerland                Israel     Bosnia    Kazakhstan   Ukraine                         New Zealand
   Italy          UK                     Malta     Herzegovina  Latvia    Uzbekistan                        S. Korea
                                         Poland    Bulgaria   Lithuania   Yugoslavia                       Singapore
                                         Turkey     Croatia   Macedonia                                      Taiwan

   ZONE 8       ZONE 9      ZONE 10           ZONE 11                 ZONE 12                     ZONE 13
   ------       ------      -------           -------                 -------                     -------
    Guam      Bangladesh     Egypt      Algeria      Oman      Argentina    Ecuador    Bahamas  Domenican    Panama
   India        China*      Morocco     Bahrain    Pakistan     Bolivia    El          Barbados Republic    Paraguay
                                                                            Salvador
 Indonesia     Sri Lanka     South      Jordan*      Qatar       Brazil    Guatemala   Bermuda    Haiti     Uruguay
Philippines                  Africa      Kenya       Saudi       Chile      Honduras   Cayman    Jamaica     Virgin
                                                     Arabia*
 Thailand*                  Tunisia     Kuwait*      Syria      Colombia   Nicaragua   Islands  Netherland  Islands
                                                                                                              (US)

                                        Lebanon       UAE      Costa          Peru      Cuba    Antilles
                                                                 Rica*
                                                                           Venezuela

ZONE 14 (REST OF WORLD): Angola, Antigua & Barbuda, Aruba, Benin, Botswana, Cambodia, Cameroon, Cape Verde, Congo, Cote d'lvoire, French Polynesia, Gabon. Ghana. Grenada, Guadeloupe, Guinea, Guyana. Laos. Macao, Malawi, Marshall Islands, Martinique, Mauritius, Moldova, Mozambique, Namibia, Nepal, New Caledonia. Nigeria. Northern Mariana Islands. Papua New Guinea. Saint Kitts and Nevis, Saint Lucia, Saint Vincent and the Grenadines. Samoa. Senegal, Sierra Leone, Surinam, Tanzania, Trinidad & Tobago, Turks and Caicos Islands, Uganda. Vietnam. Zaire, Zimbabwe

EQUANT does not represent or warrant that it can provide the Service in the above countries."

Amendment No. 2                    Page 4 of 5            I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect thereto.

Customer and EQUANT each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT NETWORK SERVICES, INC.                I-PASS ALLIANCE, INC.

By: /s/ B. J. Borensen                       By: /s/ Chris Moore
    ------------------                          --------------------------------

Printed Name: B. J. Borensen                 Printed Name:     Chris Moore
              ---------------------                        ---------------------

Title:        President                      Title: CEO
             ----------------------                 ----------------------------

Dated:   10/19/98                            Dated:   9/25/98
         --------------------------                 ----------------------------

Amendment No. 2                    Page 5 of 5            I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-

                                 AMENDMENT NO. 3
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT

                            NO. MDNS/US/IPAS/09/96/99
                                  ("AGREEMENT")

                BETWEEN EQUANT NETWORK SERVICES, INC. ("EQUANT")

                                       AND

                       I-PASS ALLIANCE, INC. ("CUSTOMER")

This Amendment No. 3 ("Amendment") is made by and between EQUANT and Customer and shall be effective as of October 1, 1998 ("Effective Date").

In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement, which this Amendment supplements and modifies, the parties do hereby agree as follows:

1.       MINIMUM VOLUME COMMITMENT

         The Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

         "8.  MINIMUM VOLUME COMMITMENT

         During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such minimum volume commitment referred to as an "MVC"):

                         Commitment Period                  MVC
                         -----------------                  ---
                         Months 1-3                         [ * ]
                         Months 4-6                         [ * ]
                         Months 7-12                        [ * ]
                         Months 13-18                       [ * ]

         Each MVC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("Qualifying Charges").

         Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("Shortfall"), EQUANT shall invoice, and Customer shall pay, the Shortfall in accordance with Clause 9 of the Agreement.

Amendment No. 3                    Page 1                 I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         Alternatively, EQUANT and Customer may agree to extend the Initial Term for such a period so as to cover all or part of the Shortfall ("Grace Period"). Notwithstanding the foregoing, in no event shall the Grace Period exceed six (6) months. EQUANT shall invoice, and Customer shall pay, any Shortfall balance remaining at the end of the Grace Period in accordance with Clause 9 of the Agreement."

All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

This Amendment, including the Agreement, and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect thereto.

Customer and EQUANT each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT NETWORK SERVICES, INC.                I-PASS ALLIANCE, INC.

By: /s/ Jim Wilkes                           By: /s/ Ronald Calandra
   --------------------------------             --------------------------------

Printed Name: Jim Wilkes                     Printed Name: Ronald Calandra
             ----------------------                       ----------------------

Title: Sr. VP                                Title: V.P. Operations
      -----------------------------                -----------------------------

Dated:                                       Dated: 6-2-99
      -----------------------------                -----------------------------


Amendment No. 3                    Page 2                 I-Pass  Alliance, Inc.
                                 -CONFIDENTIAL-

                                 AMENDMENT NO. 4
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT

                            NO. MDNS/US/IPAS/09/96/99

THIS AMENDMENT NO. 4 to the Managed Data Network Services Agreement No. MDNS/US/IPAS/09/96/99 ("AMENDMENT") is made by and between EQUANT NETWORK SERVICES, INC. ("EQUANT") and I-PASS ALLIANCE, INC. ("CUSTOMER"), and shall be effective as of December 1, 1999 ("Effective Date").

Customer and Equant entered into that certain Managed Data Network Services Agreement Number MIDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996, (the "MDNSA"), Amendment No. 1 to the MDNSA executed by Customer on December 30, 1996, Amendment No. 2 to the MDNSA effective on October 1, 1998 and Amendment No. 3 to the MDNSA effective October 1, 1998 (all of the above being the "AGREEMENT"); and

Customer and Equant desire to amend the Agreement to reflect certain changes;

NOW, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the NMNSA and in consideration of the premises, the terms and conditions set forth below, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.       X.28 AND PPP DIAL DISCOUNTS

         Effective as of the December 1999 monthly billing cycle, Customer will be entitled to a discount of [ * ] against all monthly X.28 and PPP Dial charges incurred that are in excess of [ * ] a month and additional host access facilities, that is, X.25 ports/circuit/LANAS routers) will be provided free of charge.

2.       ENTIRE AGREEMENT

         Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms. This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect to the subject matter hereto.

         The discounts set forth in this Amendment shall be contingent upon Customer's payment of the outstanding balance due as of September 1999 on its account of [ * ], no later than three (3) months from the Effective Date of this Amendment.

Draft-Subject to Business &        Page 1 of 2                            I-Pass
Legal Review                     -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT SERVICES, INC.                        I-PASS ALLIANCE, INC.

By: /s/ Jim Wilkes                           By: /s/ Ronald Calandra
   --------------------------------              -------------------------------
Printed Name: Jim Wilkes                     Printed Name: Ron Calandra
              ---------------------                        ---------------------
Title: Senior Vice President                 Title: Vice President, Operations
       ----------------------------                 ----------------------------
Date: January 18, 2000                       Date: December 15, 1999
      -----------------------------                -----------------------------

Draft-Subject to Business &        Page 2 of 2                            I-Pass
Legal Review                     -CONFIDENTIAL-

                                 AMENDMENT NO. 5
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/09/96/99

This Amendment No. 5 to the Managed Data Network Services Agreement No. MDNS/US/EPAS/09/96/99 ("AMENDMENT") is made by and between EQUANT NETWORK SERVICES, INC. ("EQUANT") and I-PASS ALLIANCE, INC. ("CUSTOMER"), and shall be effective as of February 4, 2000 ("EFFECTIVE DATE").

Customer and Equant entered into that certain Managed Data Network Services Agreement Number MDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996, (the "MDNSA"), Amendment No. 1 to the NMNSA executed by Customer on December 30, 1996 ("AMENDMENT 1"), Amendment No. 2 to the MDNSA effective on October 1, 1998 ("AMENDMENT 2"), Amendment No. 3 to the MDNSA effective October 1, 1998 ("AMENDMENT 3") and Amendment 4 to the MDNSA effective December 1, 1999 ("AMENDMENT 4") (all of the above being the "AGREEMENT"); and

WHEREAS, Customer and Equant desire to amend the Agreement to reflect certain changes;

WHEREAS, Customer has changed its name to iPass, Inc.;

NOW, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the MDNSA and in consideration of the premises, the terms and conditions set forth below, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.       DEFINITIONS

All capitalized terms used in this Amendment shall have the respective meanings given to such terms in the Agreement unless otherwise set forth in this Amendment.

2.       MODIFIED SCOPE OF AGREEMENT

Notwithstanding anything contained in the Agreement to the contrary, Customer will be permitted to use the Network for the limited purpose of transporting data from it's customers, including internet service providers, to Customer's internet gateway.

3.       EXTENSION OF INITIAL TERM

The Initial Term of the Agreement is hereby extended for a period of forty-eight
(48) months from the Effective Date of this Amendment.

4.       MINIMUM VOLUME COMMITMENT & DISCOUNTS

Customer has met and/or exceeded all prior Minimum Volume Commitments as that term is defined in Amendments 2 and 3. Customer agrees to commit to the following new Minimum

FINAL                              Page 1 of 3                           I-Pass
                                 -CONFIDENTIAL-

Revenue Commitment from the Effective Date of this Amendment. Accordingly, the Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

"8.      Minimum Volume Commitment

8.1 During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such "minimum volume commitment" will be referred to herein as an "MVC"):

         COMMITMENT PERIOD                      MVC
         -----------------                      ---
          Months 1 to 12                      [ * ]
          Months 13 to 24                     [ * ]
          Months 25 to 36                     [ * ]
          Months 37 to 48                     [ * ]

         Each WC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("QUALIFYING CHARGES").

         Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("SHORTFALL"), Equant shall invoice, and Customer shall pay, the Shortfall at the end of the applicable Commitment Period that such Shortfall occurred in accordance with Clause 9 of the Agreement.

8.2      Equant will provide any additional new host access facilities, that is,
         X.25 ports/circuit/LANAS routers) free of charge, provided however that Customer has met and/or exceeded the MVCs as set forth herein."

5.       PUBLIC X.28 CONNECTION CHARGES

Clause 4 of Amendment 2 is hereby amended by deleting the Schedule of Public
X.28 Connection Charges in its entirety and substituting the following therefor:

         "SCHEDULE - PUBLIC X.28 CONNECTION CHARGES"

                  Flat Charge

                  Zone              per Hour ($)
                  1                 [ * ]
                  2                 [ * ]
                  3                 [ * ]
                  4                 [ * ]
                  5                 [ * ]
                  6                 [ * ]
                  7                 [ * ]
                  8                 [ * ]
                  9                 [ * ]

FINAL                              Page 2 of 3                           I-Pass
                                 -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  10                [ * ]
                  12                [ * ]
                  13                [ * ]
                  14                [ * ]


6.       ZONES

Clause 5 of Amendment 2 is hereby amended by deleting the Schedule of Zones in its entirety and substituting the revised Schedule of Zones attached to this Amendment as Attachment 2.

7.       ENTIRE AGREEMENT

Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms. This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect to the subject matter hereto, including Amendment 4.

Provided this Amendment is accepted and executed by Equant, all charges, discounts or rates set forth in this Amendment shall be effective beginning with the first full billing cycle following Customer's execution and delivery of this Amendment to Equant unless expressly stated otherwise.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT NETWORK SERVICES, INC.                iPASS, INC.

By: /s/ Jim Wilkes                           By: /s/ Michael Mansouri
    -------------------------------              -------------------------------
Printed Name: J. C. Wilkes                   Printed Name: Michael Mansouri
             ----------------------                       ----------------------
Title: S.V.P. Americas                       Title: Chairman & CEO
       ----------------------------                 ----------------------------
Dated: 2-16-00                               Dated: February 4, 2000
      -----------------------------                 ----------------------------

FINAL                              Page 3 of 3                            I-Pass
                                 -CONFIDENTIAL-


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 AMENDMENT NO. 6
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/09/96/99

This Amendment No. 6 to the Managed Date Network Services Agreement No. MDNS/US/IPAS/09/96/99 ("AMENDMENT") is made by and between Equant Network Services, Inc. ("EQUANT") and iPass Inc. F/K/A i-Pass Alliance, Inc. ("Customer"), and shall be effective as of February 21, 2002 ("EFFECTIVE DATE").

WHEREAS, Customer and Equant entered into that certain Managed Date Network Services Agreement No. MDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996 (the "MDNSA"), that certain Amendment No. 1 to the MDNSA executed by Customer on December 30, 1996 ("AMENDMENT 1"), that certain Amendment No. 2 to the MDNSA effective on October 1, 1998 ("AMENDMENT 2"), that certain Amendment No. 3 to the MDNSA effective on October 1, 1998 ("AMENDMENT 3"), that certain Amendment No. 4 to the MDNSA effective on December 1, 1999 ("AMENDMENT 4"), that certain Amendment No. 5 to the MDNSA effective on February 4, 2000 ("AMENDMENT 5") (all of the above being the "AGREEMENT"); and

WHEREAS, Customer and Equant desire to amend the Agreement to reflect certain changes.

NOW, THEREFORE, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the MDNSA and in consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties doe hereby agree as follows:

1.   DEFINITIONS

All capitalized terms used in the Amendment shall have the respective meanings given to such terms in the Agreement unless otherwise set forth in this Amendment.

2.   MINIMUM VOLUME COMMITMENT.

The Agreement is hereby amended to add a new Clause 9 to Attachment 2:

"9.  ADDITIONAL CHARGES APPLICABLE TO THE MINIMUM VOLUME COMMITMENT.

9.1 Each MVC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, Collocation or Equipment Hosting charges, Remote LAN Access services charges and usage charges set forth in this Attachment 2, excluding one time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("Qualifying Charges").

9.2 Customer's services fees invoiced under the Master Agreement for Global One Business Communications Services, Master Agreement No. 01/03/79, between iPass Inc. and Global One Communications Holding Limited, dated March 29, 2001 shall be included within the other

                           iPASS/EQUANT CONFIDENTIAL

Qualifying Charges for the Months 13 to 24, Months 25 to 36, and Months 37 to 48 Commitment Periods.

3.   ENTIRE AGREEMENT

Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

   EQUANT NETWORK SERVICES, INC.                 iPASS INC.

BY: /s/  Bruce W. Smith                      BY:  /s/  Donald C. McCauley
    -------------------------------             --------------------------------
Name:  Bruce Smith                           Name:  Donald C. McCauley
     ------------------------------                -----------------------------

Title:  Sr VP                                Title:  CFO
      -----------------------------                -----------------------------

Dated:  8/1/02                               Dated:  March 29, 2002
      -----------------------------                -----------------------------

                           iPASS/EQUANT CONFIDENTIAL
                                      2

                                 AMENDMENT NO. 7
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/09/96/99

This Amendment No. 7 to the Managed Data Network Services Agreement No. MDNS/US/IPAS/09/96/99 ("AMENDMENT") is made by and between Equant Inc. F/K/A Equant Network Services, Inc. ("EQUANT") and iPass Inc. F/K/A i-Pass Alliance, Inc. ("CUSTOMER"), and shall be effective as of June 26, 2002 ("EFFECTIVE DATE").

WHEREAS, Customer and Equant entered into that certain Managed Data Network Services Agreement No. MDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996 (the "MDNSA"), that certain Amendment No. 1 to the MDNSA executed by Customer on December 30, 1996 ("AMENDMENT 1"), that certain Amendment No. 2 to the MDNSA effective on October 1, 1998 ("AMENDMENT 2"), that certain Amendment No. 3 to the MDNSA effective on October 1, 1998 ("AMENDMENT 3"), that certain Amendment No. 4 to the MDNSA effective on December 1, 1999 ("AMENDMENT 4"), that certain Amendment No. 5 to the MDNSA effective on February 4, 2000 ("AMENDMENT 5") and that certain Amendment No. 6 to the MDNSA effective on February 21, 2002 ("AMENDMENT 6") (all of the above being the "Agreement"); and

WHEREAS, Customer and Equant desire to amend the Agreement to reflect certain changes, including clarification of the regulatory restrictions with respect to utilization of the Network.

NOW, THEREFORE, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the Agreement and in consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.       DEFINITIONS.

The following definitions shall be added to Clause 1 of the Agreement:

         "CORPORATE CUSTOMER" shall mean an organization that purchases the Services from Customer for use by that organization's employees and/or agents.

         "CORPORATE END USER" shall mean 1) an employee or an agent of a Corporate Customer which connects via modem or ISDN call to a Node for the purpose of using the Services or 2) a machine managed by a Corporate Customer which connects via modem or ISDN call to a Node for the purpose of using the Services.

         "CORPORATE INTRA-CORPORATE SERVICE USE" shall mean use of the Services to deliver data to and from Corporate End Users explicitly for the purpose of accessing internal corporate resources on the Corporate Customer's private network. This includes data that is encapsulated in order to provide access for Corporate End Users to the Corporate Customer's private network and which may use the public Internet solely as a transport to facilitate such access.

         "CORPORATE INTERNET SERVICE USE" shall mean use of the Services to facilitate connection to the public Internet by Corporate End Users.


                        iPASS/EQUANT CONFIDENTIAL - FINAL

         "END USER" shall mean a Corporate End User and/or an ISP End User.

         "ISP CUSTOMER" shall mean an organization that purchases the Services from the reseller whose business is facilitating connections to/from the public Internet or delivering content to/from the public Internet other than for Corporate Intra-Corporate Service Use or Corporate Internet Service Use.

         "ISP END USER" shall mean any person or machine who is not a Corporate End User and who connects via modem or ISDN call to a Node for the purpose of using the Services to reach the public Internet.

         "ISP SERVICE USE" shall mean use of the Services to provide connection between ISP End Users and the public Internet.

The definition for Node and SITA in the Agreement shall be deleted and replaced in its entirety with the following:

         "NODE" shall mean a node of the Network to which Customer is connected via a Tail Circuit or to which Customer dials in, such nodes being deployed at such times and places as determined by Equant.

         "SITA" shall mean Societe Internationale de Telecommunications Aeronautiques and its subsidiaries.

All other capitalized terms used in the Amendment shall have the respective meanings given to such terms in the Agreement unless otherwise set forth in this Amendment.

2.       SCOPE AND PURPOSE OF AGREEMENT.

Clause 2 of the Agreement shall be amended by the addition of the following provisions:

         "Due to constantly changing regulatory restrictions, Equant does not represent or warrant that it can provide, or will be able to continue to provide, the Services in any particular country. Further, Customer understands that regulatory restrictions apply to the provision of the Services on a country by country basis and that these may differ dependent on the category of End User as detailed in the Tables attached to Attachment 1 to this Agreement ("Tables"). Customer agrees to comply with any restrictions imposed from time to time by appropriate governmental authorities upon Equant that limit or prevent the provision to Customer or Customer's provision of the Services to End Users as provided for herein. Due to compelling local legal requirements, Equant may require Customer to deter any End User from directly accessing the public Internet from certain Nodes. Equant shall ensure that the list of approved countries set forth in the Tables is complete and current, and will provide Customer with reasonable advance notice of any changes. In the event Equant requires Customer and/or any End User to deter, and/or cease, access to the public Internet from a material number of Nodes directly as a result of the foregoing, Customer shall have the right to reduce its Minimum Volume Commitment by an amount proportionate to the Service affected by such deterrence, but only to the extent that Customer's actual volume of traffic has been impacted. For the purposes of this Agreement, a "material number of Nodes" shall mean any number of Nodes which has a cumulative effect on Customer's Minimum Volume Commitment by more than [ * ].



                        iPASS/EQUANT CONFIDENTIAL - FINAL

[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         Customer shall make all technically and commercially reasonable efforts to filter attempted direct connections for traffic to those of its PPP gateways that are directly connected to the public Internet when such connections originate from a Node in a country where Internet access is barred as a result of compelling local legal requirements as determined by Equant. Customer will not be required to filter any attempted direct connections for traffic to those of its PPP gateways that are directly connected to the public Internet in countries listed in Tables 2 and 3 where the use of the Service is approved for Corporate Internet Service Use and/or ISP Service Use, respectively. Equant understands and agrees that End User will be permitted to obtain direct connections from any approved country Node, as detailed in the Tables, to a corporate network or Intranet, even when such connections result in subsequent connections to the public Internet. Customer agrees to cooperate with Equant in response to any government inquiry regarding the use of the Network for Corporate Intra-Corporate Data Use in those countries that prohibit the use of the Services for public Internet access, provided that Customer shall not be obligated by Equant to disclose Confidential Information or proprietary information of Customer or its End Users."

3.       UNIVERSAL SERVICE FUND FEES.

Clause 9.2 of the Agreement shall be deleted in its entirety and replaced with the following:

"9.2 All charges set out in this Agreement are exclusive of value added tax, sales tax, excise tax, gross receipts tax, withholding tax, universal service fund fee, and any similar tax or any government imposed surcharge which may be applicable thereto and Customer agrees to pay all such applicable taxes."

4.       EQUANT'S ADDRESS.

The location of Equant's principal place of business has changed. The new address is as follows: 400 Galleria Parkway, Tower 400, Atlanta, Georgia 30339, which shall be the new address for purposes of providing notice in accordance with Clause 15.1 of the Agreement.

5.       ENTIRE AGREEMENT.

Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms.


                        iPASS/EQUANT CONFIDENTIAL - FINAL

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

     EQUANT NETWORK SERVICES, INC.              iPASS INC.

By:  /s/  Bruce W. Smith                   By:  /s/  Kenneth D. Denman
     -----------------------------              -------------------------------
Name:  Bruce W. Smith                      Name:  Kenneth D. Denman
Title:  Sr VP                              Title:  CEO
Dated:  7/25/02                            Dated:  07/03/02


                        iPASS/EQUANT CONFIDENTIAL - FINAL

                             TABLE 1 TO ATTACHMENT 1

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
      FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

TIRANA                                             ALBANIA
ALGIERS                                            ALGERIA
PAGO PAGO                                          AMERICAN SAMOA
BUENOS AIRES                                       ARGENTINA
CORDOBA                                            ARGENTINA
LA PLATA                                           ARGENTINA
MAR DEL PLATA                                      ARGENTINA
MENDOZA                                            ARGENTINA
ROSARIO                                            ARGENTINA
YEREVAN                                            ARMENIA
ADELAIDE                                           AUSTRALIA
BRISBANE                                           AUSTRALIA
MELBOURNE                                          AUSTRALIA
PERTH                                              AUSTRALIA
SYDNEY                                             AUSTRALIA
GRAZ                                               AUSTRIA
LINZ                                               AUSTRIA
SALZBURG                                           AUSTRIA
VIENNA                                             AUSTRIA
BAKU                                               AZERBAIJAN
NASSAU                                             BAHAMAS
BAHRAIN                                            BAHRAIN
DHAKA                                              BANGLADESH
ANTWERP                                            BELGIUM
BRUGES                                             BELGIUM
BRUSSELS                                           BELGIUM
CHARLEROI                                          BELGIUM
GHENT                                              BELGIUM
HASSELT                                            BELGIUM
KORTRIJK                                           BELGIUM
LIEGE                                              BELGIUM
COCHABAMBA                                         BOLIVIA
LA PAZ                                             BOLIVIA
SANTA CRUZ                                         BOLIVIA
SARAJEVO                                           BOSNIA HERZEGOVINA
GABORONE                                           BOTSWANA
BELEM                                              BRAZIL
BELO HORIZONTE                                     BRAZIL
BRASILIA                                           BRAZIL
CAMPINAS                                           BRAZIL
CURITIBA                                           BRAZIL
FLORIANOPOLIS                                      BRAZIL
MANAUS                                             BRAZIL
PORTO ALEGRE                                       BRAZIL


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

RECIFE                                             BRAZIL
RIO DE JANIERO                                     BRAZIL
SALVADOR                                           BRAZIL
SAO PAULO                                          BRAZIL
BOURGAS                                            BULGARIA
VARNA                                              BULGARIA
VRAJDEBNA                                          BULGARIA
OUAGADOUGOU                                        BURKMA FASO
PHNOM PENH                                         CAMBODIA
DOUALA                                             CAMEROON
YAOUNDE                                            CAMEROON
CALGARY                                            CANADA
MONTREAL                                           CANADA
VANCOUVER                                          CANADA
PRAIA                                              CAPE VERDE
ANTOFAGASTA                                        CHILE
CONCEPCION                                         CHILE
IQUIQUE                                            CHILE
LA SERENA                                          CHILE
PUNTA ARENAS                                       CHILE
SANTIAGO                                           CHILE
BEIJING                                            CHINA
GUANGZHOU                                          CHINA
SHANGHAI                                           CHINA
BARRANQUILLA                                       COLOMBIA
BOGOTA                                             COLOMBIA
CALI                                               COLOMBIA
CARTEGENA                                          COLOMBIA
MEDELLIN                                           COLOMBIA
BRAZZAVILLE                                        CONGO
KINSHASA                                           CONGO
POINT NOIRE                                        CONGO
SAN JOSE                                           COSTA RICA
ABIDJAN                                            COTE D'IVOIRE
DUBROVNIK                                          CROATIA
RIJEKA                                             CROATIA
SPLIT                                              CROATIA
ZAGREB                                             CROATIA
NICOSIA                                            CYPRUS
BRNO                                               CZECH REPUBLIC
OLOMOUC                                            CZECH REPUBLIC
OSTRAVA                                            CZECH REPUBLIC
PRAGUE                                             CZECH REPUBLIC


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

ZLIN                                               CZECH REPUBLIC
AARHUS                                             DENMARK
COPENHAGEN                                         DENMARK
SANTO DOMINGO                                      DOMINICAN REPUBLIC
GUAYAQUIL                                          ECUADOR
QUITO                                              ECUADOR
ALEXANDRIA                                         EGYPT
CAIRO                                              EGYPT
HURGHADA                                           EGYPT
LUXOR                                              EGYPT
SHARM EL SHEIKH                                    EGYPT
SAN SALVADOR                                       EL SALVADOR
TALLINN                                            ESTONIA
ASMARA                                             ENTREA
HELSINKI                                           FINLAND
MARSEILLE                                          FRANCE
NANTES                                             FRANCE
NICE                                               FRANCE
PARIS                                              FRANCE
TOULOUSE                                           FRANCE
TBILISI                                            GEORGIA
ACCRA                                              GHANA
AACHEN                                             GERMANY
AUGSBURG                                           GERMANY
BERLIN                                             GERMANY
BONN                                               GERMANY
BREMEN                                             GERMANY
COLOGNE                                            GERMANY
DARMSTADT                                          GERMANY
DRESDEN                                            GERMANY
DUESSELDORF                                        GERMANY
ESSEN                                              GERMANY
FRANKFURT                                          GERMANY
FREIBURG                                           GERMANY
HAMBURG                                            GERMANY
HANOVER                                            GERMANY
KARLSRUHE                                          GERMANY
KASSEL                                             GERMANY
KELSTERBACH                                        GERMANY
KIEL                                               GERMANY
LEIPZIG                                            GERMANY
LUEBECK                                            GERMANY
MANNHEIM                                           GERMANY
MOENCHENGLADBACH                                   GERMANY


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

MUNICH                                             GERMANY
NUREMBERG                                          GERMANY
ROSTOCK LAAGE                                      GERMANY
SAARBRUECKEN                                       GERMANY
STUTTGART                                          GERMANY
WUERZBURG                                          GERMANY
GIBRALTAR                                          GIBRALTAR
ATHENS                                             GREECE
HERAKLION                                          GREECE
IOANNINA                                           GREECE
KAVALA                                             GREECE
KERKYRA                                            GREECE
PATRAS                                             GREECE
RHODES                                             GREECE
THESSALONIKI                                       GREECE
POINT A PITRE                                      GUADELOUPE
GUAM                                               GUAM
GUATEMALA CITY                                     GUATEMALA
CONAKRY                                            GUINEA
PORT AU PRINCE                                     HAITI
SAN PEDRO SULA                                     HONDURAS
TEGUCIGALPA                                        HONDURAS
HONG KONG                                          HONG KONG
BUDAPEST                                           HUNGARY
GYOR                                               HUNGARY
REYKJAVIK                                          ICELAND
MUMBAI & DELHI                                     INDIA
DENPASAR BALI                                      INDONESIA
JAKARTA                                            INDONESIA
SURABAYA                                           INDONESIA
CORK                                               IRELAND
DUBLIN                                             IRELAND
SHANNON                                            IRELAND
TELA VIV YAFO                                      ISRAEL
BARI                                               ITALY
BOLOGNA                                            ITALY
BOLZANO                                            ITALY
CATANIA                                            ITALY
FLORENCE                                           ITALY
GENOA                                              ITALY
MILAN                                              ITALY
NAPLES                                             ITALY
PADOVA                                             ITALY
PALERMO                                            ITALY


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

PARMA                                              ITALY
PERUGIA                                            ITALY
RIMINI                                             ITALY
ROME                                               ITALY
TURIN                                              ITALY
UDINE                                              ITALY
VENICE                                             ITALY
VERONA                                             ITALY
VICENZA                                            ITALY
FUKUOKA                                            JAPAN
HIROSHIMA                                          JAPAN
NAGOYA                                             JAPAN
OKINAWA                                            JAPAN
OSAKA                                              JAPAN
SAPPORO                                            JAPAN
SENDAI                                             JAPAN
TOKYO                                              JAPAN
AMMAN                                              JORDAN
ALMATY                                             KAZAKHSTAN
MOMBASA                                            KENYA
NAIROBI                                            KENYA
PUSAN                                              KOREA
SEOUL                                              KOREA
KUWAIT                                             KUWAIT
BISHKEK                                            KYRGYZSTAN
VIENTIANE                                          LAOS
RIGA                                               LATVIA
BEIRUT                                             LEBANON
VILNIUS                                            LITHUANIA
LUXEMBOURG                                         LUXEMBOURG
MACAU                                              MACAU
SKOPJE                                             MACEDONIA
ANTANANARIVO                                       MADAGASCAR
LILONGWE                                           MALAWI
JOHOR BAHRU                                        MALAYSIA
KOTA KINABALU                                      MALAYSIA
KUALA LUMPUR                                       MALAYSIA
KUANTAN                                            MALAYSIA
KUCHING                                            MALAYSIA
PENANG                                             MALAYSIA
BAMAKO                                             MALI
MALTA                                              MALTA
FORT DE FRANCE                                     MARTINIQUE
NOUAKCHOTT                                         MAURITANIA


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

MAURITIUS                                          MAURITIUS
CANCUN                                             MEXICO
GUADALAJARA                                        MEXICO
MEXICO CITY                                        MEXICO
MONTERREY                                          MEXICO
PUERTO VALLARTA                                    MEXICO
CHISINAU                                           MOLDOVA
ULAANBAATAR                                        MONGOLIA
TANGIER                                            MOROCCO
CASABLANCA                                         MOROCCO
MAPUTO                                             MOZAMBIQUE
WNDHOEK                                            NAMIBIA
CURACAO                                            NETHERLAND ANTILLES
ST. MAARTEN                                        NETHERLAND ANTILLES
AMSTERDAM                                          NETHERLANDS
EINDHOVEN                                          NETHERLANDS
GRONINGEN                                          NETHERLANDS
ROTTERDAM                                          NETHERLANDS
THE HAGUE                                          NETHERLANDS
AUKLAND                                            NEW ZEALAND
CHRISTCHURCH                                       NEW ZEALAND
MANAGUA                                            NICARAGUA
NIAMEY                                             NIGER
KANO                                               NIGERIA
LAGOS                                              NIGERIA
PORT HARTCOURT                                     NIGERIA
SAIPAN                                             NORTHERN MARIANA ISLANDS
BERGEN                                             NORWAY
OSLO                                               NORWAY
STAVANGER                                          NORWAY
MUSCAT                                             OMAN
ISLAMABAD                                          PAKISTAN
KARACHI                                            PAKISTAN
LAHORE                                             PAKISTAN
PANAMA CITY                                        PANAMA
ASUNCION                                           PARAGUAY
LIMA                                               PERU
CEBU                                               PHILIPPINES
MANILA                                             PHILIPPINES
BIOLYSTOK                                          POLAND
BYDGOSCZCZ                                         POLAND
GDANSK                                             POLAND
KATOWICE                                           POLAND
KRAKOW                                             POLAND


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

LUBLIN                                             POLAND
OLSZTYN                                            POLAND
POZNAN                                             POLAND
RZESZOW                                            POLAND
SZCZECIN                                           POLAND
WARSAW                                             PORTUGAL
CROCLAW                                            PORTUGAL
FARO                                               PORTUGAL
FUNCHAL                                            PORTUGAL
LISBON                                             PUERTO RICO
PORTO                                              REUNION
SAN JUAN                                           ROMANIA
ST. DENIS                                          ROMANIA
BUCHAREST                                          ROMANIA
CONSTANTA                                          RUSSIA
TIMISOARA                                          RUSSIA
EKATERINBURG                                       RUSSIA
IRKUTSK                                            RUSSIA
KHABAROVSK                                         RUSSIA
MOSCOW                                             RUSSIA
NIZHNIY NOVGOROD                                   RUSSIA
NOVOSIBIRSK                                        RUSSIA
PETROPAVLOVSK                                      RUSSIA
ROSTOV                                             RUSSIA
SAMARA                                             RUSSIA
ST. PETERSBURG                                     RUSSIA
TYUMEN                                             RUSSIA
VLADIVOSTOK                                        RUSSIA
VORNOEZH                                           RUSSIA
YUZHNO
SAKHALINSK                                         RUSSIA
KIGALI                                             RWANDA
MAHE ISLAND                                        SEYCHELLES ISLANDS
FREETOWN                                           SIERRA LEONE
SINGAPORE                                          SINGAPORE
BRATISLAVA                                         SLOVAKIA
KOSICE                                             SLOVAKIA
LJUBLIANA                                          SLOVENIA
MARIBOR                                            SLOVENIA
CAPE TOWN                                          SOUTH AFRICA
DURBAN                                             SOUTH AFRICA
JOHANNESBURG                                       SOUTH AFRICA
ALICANTE                                           SPAIN
BARCELONA                                          SPAIN


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

BILBAO                                             SPAIN
LAS PALMAS                                         SPAIN
MADRID                                             SPAIN
MALAGA                                             SPAIN
PALMA MALLORCA                                     SPAIN
SAN SEBASTIAN                                      SPAIN
SEVILLA                                            SPAIN
TENERIFE                                           SPAIN
VALENCIA                                           SPAIN
ZARAGOZA                                           SPAIN
MBABANE                                            SWAZILAND
COLOMBO                                            SRI LANKA
GOTHENBURG                                         SWEDEN
MALMO                                              SWEDEN
STOCKHOLM                                          SWEDEN
BERNE                                              SWITZERLAND
GENEVA                                             SWITZERLAND
LUGANO                                             SWITZERLAND
ZUERICH                                            SWITZERLAND
HSINCHUN                                           TAIWAN
KAOHSIUNG                                          TAIWAN
TAICHUNG                                           TAIWAN
TAINAN                                             TAIWAN
TAIPEI                                             TAIWAN
ARUSHA                                             TANZANIA
DAR ES SALAAM                                      TANZANIA
LOME                                               TOGO
ADANA                                              TURKEY
ANKARA                                             TURKEY
ANTALYA                                            TURKEY
BODRUM                                             TURKEY
BURSA                                              TURKEY
GAZIANTEP                                          TURKEY
ISTANBUL                                           TURKEY
IZMIR                                              TURKEY
KUSADASI                                           TURKEY
MERSIN                                             TURKEY
KAMPALA                                            UGANDA
DNEPROPETROVSK                                     UKRAINE
KIEV                                               UKRAINE
LVOV                                               UKRAINE
ODESSA                                             UKRAINE
DUBAI                                              UNITED ARAB EMIRATES
CAMBRIDGE                                          UNITED KINGDOM


                        iPASS/EQUANT CONFIDENTIAL - FINAL

   EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

GLASGOW                                            UNITED KINGDOM
LONDON                                             UNITED KINGDOM
SOUTHAMPTON                                        UNITED KINGDOM
ATLANTA                                            USA
CHICAGO                                            USA
COLUMBUS                                           USA
DALLAS                                             USA
DENVER                                             USA
DETROIT                                            USA
HOUSTON                                            USA
LOS VEGAS                                          USA
LOS ANGELES                                        USA
MIAMI                                              USA
NEW YORK                                           USA
ORLANDO                                            USA
PHILADELPHIA                                       USA
PITTSBURGH                                         USA
SEATTLE                                            USA
ST. CROIX VIRGIN ISLANDS                           USA
WASHINGTON                                         USA
TASHKENT                                           UZBEKISTAN
CARACAS                                            VENEZUELA
MARACAIBO                                          VENEZUELA
PUERTO LA CRUZ                                     VENEZUELA
APIA                                               WESTERN SAMOA
BELGRADE                                           YUGOSLAVIA
LUSAKA                                             ZAMBIA
NDOLA                                              ZAMBIA
HARARE                                             ZIMBABWE


                        iPASS/EQUANT CONFIDENTIAL - FINAL

                             TABLE 2 TO ATTACHMENT 1

  EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO RESELL ISP SERVICE TO
                      ITS ISP CUSTOMERS AND ISP END USERS:

      THIS TABLE OF NODES IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Argentina                      Macedonia
Australia                      Malaysia
Austria                        Malta
Belgium                        Martinique
Bolivia                        Mexico
Bahamas                        Moldova Rep. Of
Brazil                         Monaco
Bulgaria                       Mongolia
Cameroon                       Namibia
Canada                         Netherland Antilles
Cape Verde                     Netherlands
Chile                          New Zealand
Colombia                       Nicaragua
Cote d'Ivoire                  Niger
Croatia                        Nigeria
Czech Republic                 Northern Mariana Islands
Denmark                        Norway
Dominican Republic             Peru
El Salvador                    Portugal
Estonia                        Puerto Rico
Finland                        Reunion
France                         Romania
Germany                        Russia
Gibraltar                      Singapore
Greece                         Slovenia
Guadeloupe                     Slovakia
Guam                           Spain
Guatemala                      Sri Lanka
Hong Kong                      Sweden
Hungary                        Switzerland
Iceland                        Taiwan
Ireland                        Tanzania
Israel                         Togo
Italy                          U. S. A.
Japan                          U.S. Virgin Islands (St. Croix)
Jordan                         Ukraine
Korea, Rep. Of                 United Kingdom
Lithuania                      Venezuela
Luxembourg


                        iPASS/EQUANT CONFIDENTIAL - FINAL

                             TABLE 3 TO ATTACHMENT 1

     EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO RESELL CORPORATE
                INTERNET SERVICE USE TO ITS CORPORATE END USERS:

      THIS TABLE OF NODES IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Argentina                             Macedonia
Armenia                               Malaysia
Australia                             Martinique
Austria                               Mexico
Bahamas                               Moldova, Rep. Of
Belgium                               Monaco
Bolivia                               Morocco
Brazil                                Namibia
Bulgaria                              Mongolia
Cameroon                              Mozambique
Canada                                Netherland Antilles
Cape Verde                            Netherlands
Chile                                 New Zealand
Colombia                              Nicaragua
Cote d'ivoire                         Niger
Croatia                               Nigeria
Czech Republic                        Northern Mariana Islands
Denmark                               Norway
Dominican Republic                    Pakistan
El Salvador                           Panama
Estonia                               Peru
Finland                               Philippines
France                                Poland
Germany                               Portugal
Gibraltar                             Puerto Rico
Greece                                Reunion
Guadeloupe                            Romania
Guam                                  Russia
Guatemala                             Singapore
Hong Kong                             Slovenia
Hungary                               Slovakia
Iceland                               Spain
Indonesia                             Sri Lanka
Ireland                               Sweden
Israel                                Switzerland
Italy                                 Taiwan
Japan                                 Tanzania
Jordan                                Togo
Kenya                                 U. S. A.
Korea, Rep. Of                        Uganda
Kuwait                                Ukraine
Lithuania                             U.S. Virgin Islands (St. Croix)
Luxembourg                            United Kingdom


                        iPASS/EQUANT CONFIDENTIAL - FINAL

     EQUANT NODES BY COUNTRY WHERE CUSTOMER IS PERMITTED TO RESELL CORPORATE
                INTERNET SERVICE USE TO ITS CORPORATE END USERS:

      THIS TABLE OF NODES IS CURRENT AS OF JUNE 1, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Uzbekistan
Venezuela


                        iPASS/EQUANT CONFIDENTIAL - FINAL

                                 AMENDMENT NO. 8
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/O9/96/99

This Amendment No. 8 to the Managed Data Network Services Agreement No. MDNS/US/IPAS/09/96/99 ("AMENDMENT") is made by and between Equant Inc. F/K/A Equant Network Services, Inc. ("Equant") and Pass Inc. F/K/A i-Pass Alliance, Inc. ("CUSTOMER"), and shall be effective as of December 23, 2002 ("AMENDMENT EFFECTIVE DATE").

WHEREAS, Customer and Equant entered into that certain Managed Data Network Services Agreement No. MDNS/US/IPAS/O9/96/99 executed by Customer on September 17, 1996 (the "MDNSA"), that certain Amendment No. 1 to the MDNSA executed by Customer on December 30, 1996 ("AMENDMENT L"), that certain Amendment No. 2 to the MDNSA effective on October 1, 1998 ("AMENDMENT 2"). that certain Amendment NO. 3 to the MDNSA effective on October 1, 1998 ("AMENDMENT 3"), that certain Amendment No. 4 to the MDNSA effective on December I, 1999 ("AMENDMENT 4"), that certain Amendment No. 5 to the MDNSA effective on February 4, 2000 ("AMENDMENT 5"), that certain Amendment No. 6 to the MDNSA effective on February 21, 2002 ("AMENDMENT 6") and that certain Amendment No. 7 to the MDNSA effective on June 26, 2002 ("AMENDMENT 7") (all of the above being the "AGREEMENT"); and

WHEREAS, Customer and Equant desire to amend the Agreement to reflect certain changes, including clarification of the regulatory restrictions with respect to utilization of the Network.

NOW, THEREFORE, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the Agreement and in consideration of the mutual promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1. DEFINITIONS.

All other capitalized terms used in the Amendment shall have the respective meanings given to such terms in the Agreement unless otherwise set forth in this Amendment.

2. EXTENSION OF INITIAL TERM.

The Agreement is hereby amended by deleting Clause 1.1.13 and substituting the following new clause therefore:

"1.1.13 "Initial Term" shall mean the period commencing on the Effective Date and expiring on February 3, 2006."

3. REVISED PRICING.

The Agreement is hereby amended by deleting the pricing schedules in Attachment 2 -- Charges relating to Public X.28 Service Connection hourly Charges and substituting the attached hourly Charges schedules for IP Dial - Internet Dial Service and IP Dial - Private Dial Service therefore.


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

4. X.28 AND PPP DIAL DISCOUNTS DISCONTINUED.

The Agreement is hereby amended by deleting Clause 1 of Amendment Number 4 to the Agreement regarding the monthly [ * ] on X.28 and PPP Dial Charges in its entirety and substituting the word "reserved" therefore.

5. REVISED MINIMUM REVENUE COMMITMENT.

The Agreement is hereby amended by deleting Clauses 8 and 9 of Attachment 2 -- Charges in their entirety and substituting the following new Clause 8 therefore:

"8.      MINIMUM VOLUME COMMITMENT.

8.1 During each "Commitment Period" specified below, Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of Frame Relay and IP Dial (both Internet Dial and Private Dial) Services (each such "minimum volume commitment" will be referred to herein as an "MVC"):

COMMITMENT PERIOD                                     MVC
February 4, 2002 - February 3, 2003                   [ * ]
February 4, 2003 - February 3, 2004                   [ * ]
February 4, 2004 - February 3, 2005                   [ * ]
February 4, 2005 - February 3, 2006                   [ * ]

         Each MVC shall be calculated after application of all discounts using Customer's usage and monthly recurring CIR, Port and IP Dial Access (Internet Dial or Private Dial) Charges incurred under this Agreement, excluding one-time charges, Tail Circuit Charges, CPE Charges, and any charges for Equant Professional Services or, subject to the following exception, any other service or product other than Frame Relay or IP Dial Services ("`Qualifying Charges"). Notwithstanding the foregoing definition of Qualifying Charges, any monthly recurring Charges for Net Hosting or Internet Direct Services incurred under this Agreement may contribute to the MVC, up to a maximum of [ * ] per Commitment Period.

         Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("SHORTFALL'), Equant shall invoice, and Customer shall pay, the Shortfall at the end of the applicable Commitment Period that such Shortfall occurred in accordance with Clause 9 of the Agreement.

8.2 In addition to the above MVCs and annual Commitment Periods, Customer agrees that it shall have paid a total of [ * ] in Qualifying Charges ("TERM Commitment") between February 4, 2003 and February 3, 2006 ("TERM COMMITMENT PERIOD"). If, at the end of Initial Term, the sum of the actual Qualifying Charges invoiced to Customer during the Term Commitment Period is less than the Term Commitment ("TERM SHORTFALL"), then Equant shall invoice, and Customer shall pay, the Term Shortfall, less any applicable Shortfall amounts paid by Customer under Clause 8., in accordance with Clause 9 of the Agreement."


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       2


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6. SERVICE DESCRIPTIONS FOR EQUANT SERVICES.

The Agreement is hereby amended by adding the attached Service Descriptions for Frame Relay Service, Internet Direct, Net Hosting, IP Dial Service - Internet Dial and IP Dial Service - Private Dial as Exhibits 1 through 5, respectively, to Attachment 1 - Description of Service.

7. NEW REGULATORY TABLES.

The Agreement is hereby amended by deleting the tables 1 - 3 of Attachment 1 -- Description of Service, as added to the Agreement by Amendment 7 in their entirety and substituting the attached new Tables 1-3 therefore.

8. SERVICE LEVEL AGREEMENT.

Equant and Customer agree to use commercially reasonable efforts to negotiate a service level agreement ("SLA") for Equant's IP Dial - Internet Dial Service and execute an amendment to add the SLA to this Agreement by January 31, 2003.

9. TERMINATION OF EXISTING GLOBAL ONE AGREEMENT.

As of the Amendment Effective Date, Customer also receives Equant services under a certain Master Agreement for Global One Business Communications Services, Master Agreement Number 01/03/79, between Customer and Global One Communications Holding Limited (an Equant affiliate), dated March 29, 2001 ("GLOBAL ONE AGREEMENT"). Subject to agreement by Global One Communications Holding Limited, Customer agrees to terminate the Global One Agreement and execute an amendment to this Agreement with Equant by March 1, 2003, that incorporates the Equant services provided to Customer under the Global One Agreement.

10. PRICE REVIEW.

The Agreement is hereby amended by adding the following provision as a new Clause 9 to Attachment 2 -- Charges:

"9. The Charges set forth in this Agreement shall be reviewed by Equant and Customer, at Customer's request, in August 2004 ("PRICE REVIEW"). The Price Review will constitute a comparison of the Charges set forth in this Agreement with the prices then being offered by Equant for the same services to other resellers and distributors with similar application requirements, and under similar contractual term and conditions with Equant, including, without limitation, revenue commitments, term commitments and usage of Equant services ("RESELLER PRICING"). If, as a result of the Price Review requested by Customer, it is demonstrated that the Charges set forth in this Agreement in the aggregate are at least [ * ] higher than the comparable aggregate Reseller Pricing, then Customer may request that the Charges set forth in this Agreement be adjusted as of August 1,2004. It is understood that in no event shall Equant be obliged to adjust the Charges. Notwithstanding the forgoing, in no event shall the Minimum Volume Commitments or any Shortfall be adjusted as a result of the Price Review."

11. ENTIRE AGREEMENT.

Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms. This Amendment, including the attached exhibits, schedules and tables, all of which are incorporated herein by reference, the Agreement and the applicable Order Forms, is the


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       3


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect thereto.

Provided this Amendment is accepted and executed by Equant, all charges, discounts or rates set forth in this Amendment shall be effective beginning with the first full billing cycle following Customer's execution and delivery of this Amendment to Equant unless expressly stated otherwise.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Amendment Effective Date.

EQUANT INC.                             iPASS INC.

By:  /s/  Bruce W. Smith                By:  /s/  Donald C. McCauley
     ---------------------------             -------------------------
Name:  Bruce W. Smith                   Name: Donald C. McCauley
Title:  Sr VP                           Title: CFO
Date: 12/27/02                          Date:23 December 2002


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

TIRANA                              ALBANIA
ALGIERS                             ALGERIA
BUENOS AIRES                        ARGENTINA
CORDOBA                             ARGENTINA
LA PLATA                            ARGENTINA
MAR DEL PLATA                       ARGENTINA
MENDOZA                             ARGENTINA
ROSARIO                             ARGENTINA
YEREVAN                             ARMENlA
ADELAIDE                            AUSTRALIA
BRISBANE                            AUSTRALIA
MELBOURNE                           AUSTRALIA
PERTH                               AUSTRALIA
SYDNEY                              AUSTRALIA
GRAZ                                AUSTRIA
LINZ                                AUSTRIA
SALZBURG                            AUSTRIA
VIENNA                              AUSTRIA
BAKU                                AZERBAIJAN
NASSAU                              BAHAMAS
BAHRAIN                             BAHRAIN
DHAKA                               BANGLADESH
ANTWERP                             BELGIUM
BRUGES                              BELGIUM
BRUSSELS                            BELGIUM
CHARLEROI                           BELGIUM
GHENT                               BELGIUM
HASSELT                             BELGIUM
KORTRIJK                            BELGIUM
LIEGE                               BELGIUM
                                    BELIZE
                                    BERMUDA
COCHABAMBA                          BOLIVIA
LA PAZ                              BOLIVIA
SANTA CRUZ                          BOLIVIA
SARAJEVO                            BOSNIA HERCEGOVINA
GABORONE                            BOTSWANA
BELEM                               BRAZIL
BELO HORIZONTE                      BRAZIL
BRASILIA                            BRAZIL
CAMPINAS                            BRAZIL
CURITIBA                            BRAZIL
FLORIANOPOLIS                       BRAZIL
MANAUS                              BRAZIL
PORTO ALEGRE                        BRAZIL
RECIFE                              BRAZIL


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

RIO DE JANIERO                      BRAZIL
SALVADOR                            BRAZIL
SAO PAULO                           BRAZIL
BOURGAS                             BULGARIA
VARNA                               BULGARIA
VRAJDEBNA                           BULGARIA
OUAGADOUGOU                         BURKINA FASO
PHNOM PENH                          CAMBODIA
DOUALA                              CAMEROON
YAOUNDE                             CAMEROON
CALGARY                             CANADA
MONTREAL                            CANADA
VANCOUVER                           CANADA
PRAIA                               CAPE VERDE
ANTOFAGASTA                         CHILE
CONCEPCION                          CHILE
IQUIQUE                             CHILE
LA SERENA                           CHILE
PUNTA ARENAS                        CHILE
SANTIAGO                            CHILE
BEIJING                             CHINA
GUANGZHOU                           CHINA
SHANGHAI                            CHINA
BARRANQUILLA                        COLOMBIA
BOGOTA                              COLOMBIA
CALI                                COLOMBIA
CARTEGENA                           COLOMBIA
MEDELLIN                            COLOMBIA
BRAZZAVILLE                         CONGO
KINSHASA                            CONGO
POINT NOIRE                         CONGO
SAN JOSE                            COSTA RICA
ABIDJAN                             COTE D'IVOIRE
DUBROVNIK                           CROATIA
RIJEKA                              CROATIA
SPLIT                               CROATIA
ZAGREB                              CROATIA
NICOSIA                             CYPRUS
BRNO                                CZECH REPUBLIC
OLOMOUC                             CZECH REPUBLIC
OSTRAVA                             CZECH REPUBLIC
PRAGUE                              CZECH REPUBLIC
ZLIN                                CZECH REPUBLIC
AARHUS                              DENMARK
COPENHAGEN                          DENMARK
SANTO DOMINGO                       DOMINICAN REPUBLIC


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

GUAYAQUIL                           ECUADOR
QUITO                               ECUADOR
ALEXANDRIA                          EGYPT
CAIRO                               EGYPT
HURGHADA                            EGYPT
LUXOR                               EGYPT
SHARM EL SHEIKH                     EGYPT
SAN SALVADOR                        EL SALVADOR
TALLINN                             ESTONIA
ASMARA                              ERITREA
HELSINKI                            FINLAND
MARSEILLE                           FRANCE
NANTES                              FRANCE
NICE                                FRANCE
PARIS                               FRANCE
TOULOUSE                            FRANCE
                                    FRENCH GUIANA
TBILISI                             GEORGIA
                                    GERMANY
ACCRA                               GHANA
GIBRALTAR                           GIBRALTAR
ATHENS                              GREECE
HERAKLION                           GREECE
IOANNINA                            GREECE
KAVALA                              GREECE
KERKYRA                             GREECE
PATRAS                              GREECE
RHODES                              GREECE
THESSALONIKI                        GREECE
POINT A PITRE                       GUADELOUPE
GUAM                                GUAM
GUATEMALA CITY                      GUATEMALA
CONAKRY                             GUINEA
PORT AU PRINCE                      HAITI
SAN PEDRO SULA                      HONDURAS
TEGUCIGALPA                         HONDURAS
HONG KONG                           HONG KONG
BUDAPEST                            HUNGARY
GYOR                                HUNGARY
REYKJAVIK                           ICELAND
MAMBAI & DELHI                      INDIA
DENPASAR BALI                       INDONESIA
JAKARTA                             INDONESIA
SURABAYA                            INDONESIA
CORK                                IRELAND
DUBLIN                              IRELAND


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

SHANNON                             IRELAND
TELA VIV YAFO                       ISRAEL
BARI                                ITALY
BOLOGNA                             ITALY
BOLZANO                             ITALY
CATANIA                             ITALY
FLORENCE                            ITALY
GENOA                               ITALY
MILAN                               ITALY
NAPLES                              ITALY
PADOVA                              ITALY
PALERMO                             ITALY
PARMA                               ITALY
PERUGIA                             ITALY
RIMINI                              ITALY
ROME                                ITALY
TURIN                               ITALY
UDINE                               ITALY
VENICE                              ITALY
VERONA                              ITALY
VICENZA                             ITALY
FUKUOKA                             JAPAN
HIROSHIMA                           JAPAN
NAGOYA                              JAPAN
OKINAWA                             JAPAN
OSAKA                               JAPAN
SAPPORO                             JAPAN
SENDAI                              JAPAN
TOKYO                               JAPAN
AMMAN                               JORDAN
ALMATY                              KAZAKHSTAN
MOMBASA                             KENYA
NAIROBI                             KENYA
PUSAN                               KOREA
SEOUL                               KOREA
KUWAIT                              KUWAIT
BISHKEK                             KYRGYZSTAN
VIENTIANE                           LAOS
RIGA                                LATVIA
BEIRUT                              LEBANON
VILNIUS                             LITHUANIA
LUXEMBOURG                          LUXEMBOURG
MACAU                               MACAU
SKOPJE                              MACEDONIA
ANTANANARIVO                        MADAGASCAR
LILONGWE                            MALAWI


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

JOHOR BAHRU                         MALAYSIA
KOTA KINABALU                       MALAYSIA
KUALA LUMPUR                        MALAYSIA
KUANTAN                             MALAYSIA
KUCHING                             MALAYSIA
PENANG                              MALAYSIA
BAMAKO                              MALI
MALTA                               MALTA
FORT DE FRANCE                      MARTINIQUE
NOUAKCHOTT                          MAURITANIA
MAURITIUS                           MAURITIUS
CANCUN                              MEXICO
GUADALAJARA                         MEXICO
MEXICO CITY                         MEXICO
MONTERREY                           MEXICO
PUERTO VALLARTA                     MEXICO
CHISINAU                            MOLDOVA
                                    MONACO
ULAANBAATAR                         MONGOLIA
                                    MOROCCO
MAPUTO                              MOZAMBIQUE
WINDHOEK                            NAMIBIA
CARACAO                             NETHERLAND ANTILLES
ST. MAARTEN                         NETHERLAND ANTILLES
AMSTERDAM                           NETHERLANDS
EINDHOVEN                           NETHERLANDS
GRONINGEN                           NETHERLANDS
ROTTERDAM                           NETHERLANDS
THE HAGUE                           NETHERLANDS
AUCKLAND                            NEW ZEALAND
CHRISTCHURCH                        NEW ZEALAND
MANAGUA                             NICARAGUA
NIAMEY                              NIGER
KANO                                NIGERIA
LAGOS                               NIGERIA
PORT HARTCOURT                      NIGERIA
SAIPAN                              NORTHERN MARIANA ISLANDS
BERGEN                              NORWAY
OSLO                                NORWAY
STAVANGER                           NORWAY
MUSCAT                              OMAN
ISLAMABAD                           PAKISTAN
KARACHI                             PAKISTAN
LAHORE                              PAKISTAN
PANAMA CITY                         PANAMA
ASUNCION                            PARAGUAY


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       9

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

LIMA                                PERU
CEBU                                PHILIPPINES
MANILA                              PHILIPPINES
BIALYSTOK                           POLAND
BYDGOSZCZ                           POLAND
GDANSK                              POLAND
KATOWICE                            POLAND
KRAKOW                              POLAND
LUBLIN                              POLAND
OLSZTYN                             POLAND
POZNAN                              POLAND
RZESZOW                             POLAND
SZCZECIN                            POLAND
WARSAW                              POLAND
WROCLAW                             POLAND
FARO                                PORTUGAL
FUNCHAL                             PORTUGAL
LISBON                              PORTUGAL
PORTO                               PORTUGAL
SAN JUAN                            PUERTO RICO
ST. DENIS                           REUNION
BUCHAREST                           ROMANIA
CONSTANTA                           ROMANIA
TIMISOARA                           ROMANIA
EKATERINBURG                        RUSSIA
IRKUTSK                             RUSSIA
KHABAROVSK                          RUSSIA
MOSCOW                              RUSSIA
NIZHNIY NOVGOROD                    RUSSIA
NOVOSIBIRSK                         RUSSIA
PETROPAVLOVSK                       RUSSIA
ROSTOV                              RUSSIA
SAMARA                              RUSSIA
ST. PETERSBURG                      RUSSIA
TYUMEN                              RUSSIA
VLADIVOSTOCK                        RUSSIA
VORONEZH                            RUSSIA
YUZHNO
SAKHALINSK                          RUSSIA
KIGALI                              RWANDA
                                    SAUDI ARABIA
MAHE ISLAND                         SEYCHELLES ISLANDS
FREETOWN                            SIERRA LEONE
SINGAPORE                           SINGAPORE
BRATISLAVA                          SLOVAKIA
KOSICE                              SLOVAKIA


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

LJUBLIANA                           SLOVENIA
MARIBOR                             SLOVENIA
CAPE TOWN                           SOUTH AFRICA
DURBAN                              SOUTH AFRICA
JOHANNESBURG                        SOUTH AFRICA
ALICANTE                            SPAIN
BARCELONA                           SPAIN
BILBAO                              SPAIN
LAS PALMAS                          SPAIN
MADRID                              SPAIN
MALAGA                              SPAIN
PALMA MALLORCA                      SPAIN
SAN SEBASTIAN                       SPAIN
SEVILLA                             SPAIN
TENERIFE                            SPAIN
VALENCIA                            SPAIN
ZARAGOZA                            SPAIN
MBABANE                             SWAZILAND
COLOMBO                             SRI LANKA
GOTHENBURG                          SWEDEN
MALMO                               SWEDEN
STOCKHOLM                           SWEDEN
BERNE                               SWITZERLAND
GENEVA                              SWITZERLAND
LUGANO                              SWITZERLAND
ZUERICH                             SWITZERLAND
HSINCHUN                            TAIWAN
KAOHSIUNG                           TAIWAN
TAICHUNG                            TAIWAN
TAINAN                              TAIWAN
TAIPEI                              TAIWAN
ARUSHA                              TANZANIA
DARES SALAAM                        TANZANIA
LOME                                TOGO
ADANA                               TURKEY
ANKARA                              TURKEY
ANTALYA                             TURKEY
BODRUM                              TURKEY
BURSA                               TURKEY
GAZIANTEP                           TURKEY
ISTANBUL                            TURKEY
IZMIR                               TURKEY
KUSADASI                            TURKEY
MERSIN                              TURKEY
KAMPALA                             UGANDA
DNEPROPETROVSK                      UKRAINE


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       11

                             TABLE 1 TO ATTACHMENT 1

  EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO ACCESS THE SERVICES
     FOR ITS CORPORATE END USERS FOR CORPORATE INTRA-CORPORATE SERVICE USE

      THIS TABLE IS CURRENT AS OF DECEMBER 17, 2002, AND IS SUBJECT TO CHANGE WITHOUT NOTICE

KIEV                                UKRAINE
LVOV                                UKRAINE
ODESSA                              UKRAINE
DUBAI                               UNITED ARAB EMIRATES
CAMBRIDGE                           UNITED KINGDOM
GLASGOW                             UNITED KINGDOM
LONDON                              UNITED KINGDOM
SOUTHAMPTON                         UNITED KINGDOM
ATLANTA                             USA
CHICAGO                             USA
COLUMBUS                            USA
DALLAS                              USA
DENVER                              USA
DETROIT                             USA
HOUSTON                             USA
LAS VEGAS                           USA
LOS ANGELES                         USA
MIAMI                               USA
NEW YORK                            USA
ORLANDO                             USA
PHILADELPHIA                        USA
PITTSBURGH                          USA
SEATTLE                             USA
ST. CROIX VIRGIN
ISLAND                              USA
WASHINGTON                          USA
TASHKENT                            UZBEKISTAN
CARACAS                             VENEZUELA
MARACAIBO                           VENEZUELA
PUERTO LA CRUZ                      VENEZUELA
BELGRADE                            YUGOSLAVIA
LUSAKA                              ZAMBIA
NDOLA                               ZAMBIA
HARARE                              ZIMBABWE


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL

                             TABLE 2 TO ATTACHMENT 1

   EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO RESELL ISP SERVICE
                    FOR ITS ISP CUSTOMERS AND ISP END USERS

            THIS TABLE OF NODES IS CURRENT AS OF DECEMBER 17, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Argentina                        Lithuania
Australia                        Luxembourg
Austria                          Macedonia
Azerbaijan                       Malaysia
Bahamas                          Malta
Belgium                          Martinique
Bermuda                          Mexico
Brazil                           Moldova, Rep. Of
Bulgaria                         Monaco
Cameroon                         Mongolia
Canada                           Namibia
Cape Verde                       Netherland Antilles
Chile                            Netherlands
Colombia                         New Zealand
Cote d'ivoire                    Nicaragua
Croatia                          Niger
Czech Republic                   Nigeria
Denmark                          Northern Mariana Islands
Dominican Republic               Norway
El Salvador                      Peru
Estonia                          Portugal
Finland                          Puerto Rico
France                           Reunion
French                           Guiana Romania
Germany                          Russia
Ghana                            Singapore
Gibraltar                        Slovakia
Greece                           Slovenia
Guadeloupe                       South Africa
Guam                             Spain
Guatemala                        Sri Lanka
Honduras                         Sweden
Hong Kong                        Switzerland
Hungary                          Taiwan
Iceland                          Tanzania
Ireland                          Togo
Israel                           Turkey
Italy                            U. S. A.
Japan                            U.S. Virgin Islands (St. Croix)
Jordan                           Ukraine
Korea, Rep. Of                   United Kingdom
Latvia                           Venezuela


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       13

                             TABLE 3 TO ATTACHMENT 1

    EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO RESELL CORPORATE
                 INTERNET SERVICE USE TO ITS CORPORATE END USERS

      THIS TABLE OF NODES IS CURRENT AS OF DECEMBER 17, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Argentina
Armenia
Australia
Austria
Azerbaijan
Bahamas
Belgium
Belize
Bermuda
Brazil
Bulgaria
Burkina Faso
Cameroon
Canada
Cape Verde
Chile
Colombia
Cote d'Ivoire
Croatia
Czech Republic
Denmark
Dominican Republic
Ecuador
El Salvador
Estonia
Finland
France
French Guiana
Germany
Ghana
Gibraltar
Greece
Guadalupe
Guam
Guatemala
Honduras
Hong Kong
Iceland
Indonesia
Ireland
Israel
Italy


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       14

                             TABLE 3 TO ATTACHMENT 1

    EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO RESELL CORPORATE
                 INTERNET SERVICE USE TO ITS CORPORATE END USERS

      THIS TABLE OF NODES IS CURRENT AS OF DECEMBER 17, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Japan
Jordan
Kenya
Kuwait
Kyrgyz tan
Latvia
Lebanon
Lithuania
Luxembourg
Macedonia
Malaysia
Mali
Malta
Martinique
Mexico
Moldova. Rep. Of
Monaco
Mongolia
Morocco
Mozambique
Namibia
Netherland Antilles
Netherlands
New Zealand
Nicaragua
Niger
Nigeria
Northern Mariana Islands
Norway
Pakistan
Panama
Peru
Philippines
Poland
Portugal
Puerto Rico
Reunion
Romania
Russia
Singapore
Slovakia
Slovenia
South Africa
Spain
Sri Lanka


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       15

                             TABLE 3 TO ATTACHMENT 1

    EQUANT NODES (BY COUNTRY) WHERE CUSTOMER IS PERMITTED TO RESELL CORPORATE
                 INTERNET SERVICE USE TO ITS CORPORATE END USERS

      THIS TABLE OF NODES IS CURRENT AS OF DECEMBER 17, 2002 AND IS SUBJECT TO CHANGE WITHOUT NOTICE.

Sweden
Switzerland
Taiwan
Tanzania
Togo
Turkey
U. S. A.
U.S. Virgin Islands (St. Croix)
Uganda
Ukraine
United Kingdom
Uzbekistan
Venezuela
Zambia
Zimbabwe


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       16

          SCHEDULE 1 TO ATTACHMENT 2 - IP DIAL SERVICE - INTERNET DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO CONSTANTLY CHANGING REGULATORY REQUIREMENT. A CHARGE LISTED IN SCHEDULE BELOW
         FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF THE
                            SERVICE FOR THAT COUNTRY.

                                                 INTERNET DIAL
                                                  HOURLY USAGE
                   COUNTRY                           CHARGES
                   -------                           -------
                   Albania                            [ * ]
                   Algeria                            [ * ]
                   Angola                             [ * ]
             Antigua and Barbuda                      [ * ]
                  Argentina                           [ * ]
                   Armenia                            [ * ]
                    Aruba                             [ * ]
                  Australia                           [ * ]
                   Austria                            [ * ]
                 Azerbaijan                           [ * ]
                   Bahamas                            [ * ]
                   Bahrain                            [ * ]
                 Bangladesh                           [ * ]
                  Barbados                            [ * ]
                   Belarus                            [ * ]
                   Belgium                            [ * ]
                   Belize                             [ * ]
                    Benin                             [ * ]
                   Bermuda                            [ * ]
                   Bolivia                            [ * ]
             Bosnia-Herzegovina                       [ * ]
                  Botswana                            [ * ]
                   Brazil                             [ * ]
                  Bulgaria                            [ * ]
                Burkina Faso                          [ * ]
                   Burundi                            [ * ]
                  Cambodia                            [ * ]
                  Cameroon                            [ * ]
                   Canada                             [ * ]
                 Cape Verde                           [ * ]
                  Caribbean                           [ * ]
               Cayman Islands                         [ * ]
                    Chad                              [ * ]
                    Chile                             [ * ]
                    China                             [ * ]
                  Colombia                            [ * ]
               Congo Republic                         [ * ]
                Cook Islands                          [ * ]
                 Costa Rica                           [ * ]


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       17


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          SCHEDULE 1 TO ATTACHMENT 2 - IP DIAL SERVICE - INTERNET DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO CONSTANTLY CHANGING REGULATORY REQUIREMENT. A CHARGE LISTED IN SCHEDULE BELOW
         FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF THE
                            SERVICE FOR THAT COUNTRY.

                                                 INTERNET DIAL
                                                  HOURLY USAGE
                   COUNTRY                           CHARGES
                   -------                           -------
                   Croatia                            [ * ]
                   Cyprus                             [ * ]
               Czech Republic                         [ * ]
    Democratic Republic Of Congo (Zaire)              [ * ]
                   Denmark                            [ * ]
                  Dominica                            [ * ]
             Dominican Republic                       [ * ]
                   Ecuador                            [ * ]
                    Egypt                             [ * ]
                 El Salvador                          [ * ]
              Equatorial Guinea                       [ * ]
                   Estonia                            [ * ]
                  Ethiopia                            [ * ]
                Fiji Islands                          [ * ]
                   Finland                            [ * ]
                   France                             [ * ]
                French Guiana                         [ * ]
                   Gambia                             [ * ]
                   Georgia                            [ * ]
                   Germany                            [ * ]
                    Ghana                             [ * ]
                  Gibraltar                           [ * ]
                   Greece                             [ * ]
                   Grenada                            [ * ]
                 Guadeloupe                           [ * ]
                    Guam                              [ * ]
                  Guatemala                           [ * ]
                   Guinea                             [ * ]
                Guinea-Bissau                         [ * ]
                   Guyana                             [ * ]
                    Haiti                             [ * ]
                  Honduras                            [ * ]
                  Hong Kong                           [ * ]
                   Hungary                            [ * ]
                   Iceland                            [ * ]
                    India                             [ * ]
                  Indonesia                           [ * ]
                   Ireland                            [ * ]
                   Israel                             [ * ]


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       18


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          SCHEDULE 1 TO ATTACHMENT 2 - IP DIAL SERVICE - INTERNET DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO CONSTANTLY CHANGING REGULATORY REQUIREMENT. A CHARGE LISTED IN SCHEDULE BELOW
         FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF THE
                            SERVICE FOR THAT COUNTRY.

                                                 INTERNET DIAL
                                                  HOURLY USAGE
                   COUNTRY                           CHARGES
                   -------                           -------
                    Italy                             [ * ]
                 Ivory Coast                          [ * ]
                   Jamaica                            [ * ]
                    Japan                             [ * ]
                   Jordan                             [ * ]
                 Kazakhstan                           [ * ]
                    Kenya                             [ * ]
              Korea Republic of                       [ * ]
                   Kuwait                             [ * ]
               Kyrgyz Republic                        [ * ]
                   Latvia                             [ * ]
                   Lebanon                            [ * ]
                  Lithuania                           [ * ]
                 Luxembourg                           [ * ]
                    Macau                             [ * ]
                 Madagascar                           [ * ]
                  Malaysia                            [ * ]
                    Mali                              [ * ]
                    Malta                             [ * ]
                 Martinique                           [ * ]
                 Mauritania                           [ * ]
                  Mauritius                           [ * ]
                   Mexico                             [ * ]
                   Moldova                            [ * ]
                  Mongolia                            [ * ]
                   Morocco                            [ * ]
                 Mozambique                           [ * ]
                   Namibia                            [ * ]
                    Nepal                             [ * ]
                 Netherlands                          [ * ]
            Netherlands Antilles                      [ * ]
                New Caledonia                         [ * ]
                 New Zealand                          [ * ]
                  Nicaragua                           [ * ]
                    Niger                             [ * ]
                   Nigeria                            [ * ]
                   Norway                             [ * ]
                    Oman                              [ * ]
                  Pakistan                            [ * ]


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       19


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          SCHEDULE 1 TO ATTACHMENT 2 - IP DIAL SERVICE - INTERNET DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO CONSTANTLY CHANGING REGULATORY REQUIREMENT. A CHARGE LISTED IN SCHEDULE BELOW
         FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF THE
                            SERVICE FOR THAT COUNTRY.

                                                  INTERNET DIAL
                                                   HOURLY USAGE
                   COUNTRY                           CHARGES
                   -------                           -------
                   Panama                             [ * ]
              Papua New Guinea                        [ * ]
                  Paraguay                            [ * ]
                    Peru                              [ * ]
                 Philippines                          [ * ]
                   Poland                             [ * ]
                  Portugal                            [ * ]
                 Puerto Rico                          [ * ]
                    Qatar                             [ * ]
               Reunion Island                         [ * ]
                   Romania                            [ * ]
             Russian Federation                       [ * ]
                   Rwanda                             [ * ]
                Saipan Island                         [ * ]
                Saudi Arabia                          [ * ]
              Senegal Republic                        [ * ]
             Seychelles Islands                       [ * ]
                Sierra Leone                          [ * ]
                  Singapore                           [ * ]
                  Slovakia                            [ * ]
                  Slovenia                            [ * ]
                South Africa                          [ * ]
                    Spain                             [ * ]
                  Sri Lanka                           [ * ]
              St. Kim and Nevis                       [ * ]
                  St. Lucia                           [ * ]
       St. Vincent and the Grenadines                 [ * ]
                   Sweden                             [ * ]
                 Switzerland                          [ * ]
                   Taiwan                             [ * ]
                  Tanzania                            [ * ]
                  Thailand                            [ * ]
                    Togo                              [ * ]
             Trinidad and Tobago                      [ * ]
                   Tunisia                            [ * ]
                   Turkey                             [ * ]
                Turkmenistan                          [ * ]
          Turks and Caicos Islands                    [ * ]
            U. S. Virgin Islands                      [ * ]


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       20


[ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
        WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          SCHEDULE 1 TO ATTACHMENT 2 - IP DIAL SERVICE - INTERNET DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO CONSTANTLY CHANGING REGULATORY REQUIREMENT. A CHARGE LISTED IN SCHEDULE BELOW
         FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF THE
                            SERVICE FOR THAT COUNTRY.

                                                  INTERNET DIAL
                                                   HOURLY USAGE
                   COUNTRY                           CHARGES
                   -------                           -------
                   Uganda                             [ * ]
                   Ukraine                            [ * ]
            United Arab Emirates                      [ * ]
               United Kingdom                         [ * ]
                United States                         [ * ]
                   Uruguay                            [ * ]
                 Uzbekistan                           [ * ]
                  Venezuela                           [ * ]
                   Vietnam                            [ * ]
                Western Samoa                         [ * ]
                 Yugoslavia                           [ * ]
                   Zambia                             [ * ]
                  Zimbabwe                            [ * ]


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       21


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              SCHEDULE 2 TO ATTACHMENT 2 -- IP DIAL - PRIVATE DIAL
                              HOURLY USAGE CHARGES

     AVAILABILITY OF THE SERVICE IS SUBJECT TO CHANGE WITHOUT NOTICE DUE TO
      CONSTANTLY CHANGING REGULATORY REQUIREMENTS. A CHARGE LISTED IN THE SCHEDULE BELOW FOR A PARTICULAR COUNTRY DOES NOT INDICATE AVAILABILITY OF
                          THE SERVICE FOR THAT COUNTRY.

GROUP                 1       2      3       4       5      6       7       8      9      10      11      12      13      14
-----------------------------------------------------------------------------------------------------------------------------
PRICE PER HOUR IN   [ * ]   [ * ]  [ * ]   [ * ]   [ * ]  [ * ]   [ * ]   [ * ]  [ * ]   [ * ]  [ * ]   [ * ]   [ * ]   [ * ]
USD

                                     [ * ]

          GROUP 1                     GROUP 2        GROUP 3                                  GROUP 4
------------------------------------------------------------------------------------------------------------------
Austria              Monaco           Denmark        Czech           Albania           Estonia         Romania
Belgium              Netherlands      Finland        Republic        Armenia           Georgia         Russia
France               Portugal         Norway         Gibraltar       Azerbaijan        Iceland         Slovakia
Germany              Spain            Sweden         Greece          Bosnia-           Kazakhstan      Slovenia
Ireland              Switzerland                     Hungary         Herzegovina       Kyrgyzstan      Ukraine
Italy                UK                              Israel          Bulgaria          Latvia          Uzbekistan
Luxembourg                                           Malta           Croatia           Lithuania       Yugoslavia
                                                     Poland          Cyprus            Macedonia
                                                     Turkey

      GROUP 5            GROUP 6         GROUP 7        GROUP 8          GROUP 9          GROUP 10        GROUP 11
------------------------------------------------------------------------------------------------------------------
USA                  Mexico           Australia      Malaysia        Guam              Bangladesh      Algeria
                     Puerto Rico      Hong Kong      New             Indonesia         China           Egypt
                                      Japan          Zealand         Philippines       Sri Lanka       Kenya
                                      Singapore      South Korea     Thailand                          South Africa
                                      Taiwan                         India

              GROUP 12                          GROUP 13                         GROUP 14                   ROW
------------------------------------------------------------------------------------------------------------------
Bahrain              Oman             Argentina      El Salvador     Bahamas           Panama          Rest of
Kuwait               Pakistan         Bolivia        Guatemala       Dominican         Paraguay        World
Pakistan             UAE              Brazil         Honduras        Republic          Virgin
Lebanon                               Chile          Nicaragua       Haiti             Islands (US)
                                      Colombia       Peru            Netherland
                                      Costa Rica     Venezuela       Antilles
                                      Ecuador


               iPASS/EQUANT CONFIDENTIAL - AMENDMENT NO. 8 - FINAL
                                       22



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.